Exhibit 4.1

THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), is made as of December 18, 2017, by and among Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), the Key Holders (as defined below), each Holder (as defined below) listed on Schedule I hereto (each Key Holder and Holder, a “Stockholder” and collectively, the “Stockholders”) and each stockholder of the Company that becomes a party to this Agreement in accordance with Section 6.9 hereof (each, an “Additional Stockholder”). Capitalized terms used in this Agreement but not otherwise defined have the meanings set forth in Sections 1.1 and 1.2.

RECITALS

WHEREAS, certain Stockholders (the “Existing Stockholders”) possess certain rights pursuant to that certain Second Amended and Restated Stockholders Agreement, dated as of December 30, 2016 (the “Prior Agreement”); and

WHEREAS, certain Stockholders are parties to that certain Series D Preferred Stock Purchase Agreement, dated as of the date hereof, entered into in connection with a private placement of the Series D Convertible Preferred Stock of the Company (the “Purchase Agreement”), under which certain of the Company’s and such Stockholders’ obligations are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, pursuant to Section 6.6 of the Prior Agreement, any terms thereof may be amended with the written consent of (a) the Holders (as defined in the Prior Agreement) of a majority of the Voting Securities (as defined in the Prior Agreement) then outstanding, (b) the Holders (as defined in the Prior Agreement) of a majority of the Common Stock, (c) the Holders (as defined in the Prior Agreement) of a majority of the Series A Convertible Preferred Stock (collectively, the Requisite Stockholders”), and the Company; and

WHEREAS, the Company and the Requisite Stockholders desire to amend and restate the Prior Agreement as set forth herein; and

WHEREAS, the Stockholders and the Company hereby agree that this Agreement shall govern the rights and obligations of the Stockholders and the Company and certain other matters as set forth in this Agreement, subject to the approval of the Requisite Stockholders.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Requisite Stockholders hereby agree that the Prior Agreement is hereby amended and restated in its entirety to read as follows, and the parties hereto agree as follows:

1. Definitions.

1.1 Definitions. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund or other pooled investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For purposes of this definition, the term “control” (including the terms controlling, controlled by and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities or instruments, by contract, or otherwise.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close.

“Certificate of Incorporation” means the Company’s Amended and Restated Certificate of Incorporation, as may be amended and/or restated from time to time.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the business of the Company or contemplated to be entered into by the Company, but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than five percent (5%) of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right, directly or indirectly, to designate any members of the board of directors of any Competitor.

“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (b) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (c) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means (a) a registration (including a registration on Form S-8) relating to the sale of securities or instruments to employees of the Company or a subsidiary pursuant to a stock option, stock purchase or similar plan; (b) a registration relating to an SEC Rule 145 transaction; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (d) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

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“FINRA” means Financial Industry Regulatory Authority, Inc.

“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

“GAAP” means generally accepted accounting principles in the United States.

“Holder” means any holder of Registrable Securities who is a party to this Agreement.

“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partners or others covered under the applicable domestic relations statute, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

“Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

“IPO” means the Company’s first underwritten public offering of the Common Stock pursuant to a registration statement under the Securities Act.

“Key Holders” means (a) Sol J. Barer so long as he is the Holder of a majority of the Voting Securities held by him as of November 20, 2013, and after a Transfer of a majority of such Voting Securities, the transferee of a majority of such Voting Securities, (b) Isaac Blech so long as he is the Holder of a majority of the Voting Securities held by him as of November 20, 2013, and after a Transfer of a majority of such Voting Securities, the transferee of a majority of such Voting Securities and (c) Jeffrey B. Kindler so long as he is the Holder of a majority of the Voting Securities held by him as of November 20, 2013, and after a Transfer of a majority of such Voting Securities, the transferee of a majority of such Voting Securities.

“NYSE” means the New York Stock Exchange.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Preferred Stock” means, collectively, the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

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“Proposed Key Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Key Holders.

“Proposed Transfer Notice” means written notice from a Key Holder setting forth the terms and conditions of a Proposed Key Holder Transfer.

“Proposed Transferee” means any person to whom a Key Holder proposes to make a Proposed Key Holder Transfer.

“Pro Rata Portion” means, with respect to the number of shares of Common Stock to be sold by each participating Stockholder pursuant to Section 5.2, the number of shares of Common Stock equal to the product of (x) the total number of shares of Common Stock the Proposed Transferee proposes to purchase and (y) a fraction (A) the numerator of which is equal to the number of shares of Common Stock then held by such Stockholder and (B) the denominator of which is equal to the number of shares then held by all of the participating Stockholders (including, for the avoidance of doubt, the Selling Stockholder).

“Registrable Securities” means (a) the Common Stock held by the Stockholders on the date hereof or acquired after the date hereof and prior to the IPO, (b) the Common Stock issuable or issued upon conversion of the Preferred Stock (the “Conversion Common Stock”); (c) the Common Stock issuable or issued upon exercise of the Warrants; (d) any Common Stock issued prior to the IPO upon the exercise of a Company stock option and (e) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security or instrument that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, Conversion Common Stock; excluding in all cases other than with respect to Section 4, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Section 2.12.

“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities or instruments that are Registrable Securities.

“Sale of the Company” shall mean (a) a transaction that qualifies as a Deemed Liquidation Event (as defined in the Certificate of Incorporation) or (b) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”).

“Sale Notice” means a written notice delivered by the Selling Stockholder to the Company as required by Section 5.2, including the detail set forth in Section 5.2.

“SEC” means the Securities and Exchange Commission.

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“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Stockholder Counsel borne and paid by the Company as provided in Section 2.6.

“Selling Stockholder” means a Holder who, together with its Affiliates, holds no less than 50% of the outstanding Common Stock of the Company, on an as-converted basis.

“Series A Convertible Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share.

“Series B Convertible Preferred Stock” means shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share.

“Series C Convertible Preferred Stock” means shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share.

“Series D Convertible Preferred Stock” means shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share.

“Tag-along Notice” means the notice delivered by each Tag-along Stockholder to the Selling Stockholder pursuant to Section 5.2.

“Tag-along Period” means the period between receipt of a Sale Notice and five Business Days thereafter, during which time a Tag-along Stockholder may deliver a Tag-along Notice.

“Tag-along Sale” means a sale of Common Stock by a Selling Stockholder, in which Stockholders are entitled to participate pursuant to Section 5.2.

“Tag-along Stockholder” means a Stockholder electing to participate in a Tag-along Sale pursuant to Section 5.2.

“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares Voting Securities owned by a Person or any interest (including a beneficial interest) in any Voting Securities owned by a Person. “Transfer”, when used as a noun, shall have a correlative meaning.

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“Voting Securities” means the Common Stock, the Preferred Stock and any other securities or instruments of the Company that have a right to vote in respect of any matters related to the Company, in each case, currently owned or hereafter acquired by a Stockholder, and any securities or instruments issued in respect of any of the foregoing, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or similar reorganization.

“Warrants” means (i) those certain Warrants to purchase Series C Convertible Preferred Stock issued pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of March 1, 2016, April 8, 2016, April 29, 2016 and June 14, 2016 and (ii) those certain Warrants to purchase Series D Convertible Preferred Stock issued pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of October 10, 2017.

1.2 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(b) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) The words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Schedules” are intended to refer to Sections and Schedules to this Agreement.

(e) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(f) References to “Dollars” and “$” mean dollars in lawful currency of the United States of America.

(g) References to accounting terms shall be interpreted in accordance with GAAP unless otherwise specified.

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2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least thirty-five percent (35%) of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least thirty-five percent (35%) of the Registrable Securities then outstanding in which the anticipated aggregate offering price, net of Selling Expenses, would exceed $10 million, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders and (ii) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least ten percent (10%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Section 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period (which may be for consecutive sixty (60) day periods aggregating to one hundred twenty (120) days); and provided further that the Company shall not register any securities or instruments for its own account or that of any other stockholder during such period other than an Excluded Registration.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(a) (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Section 2.1(a) or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request

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made pursuant to Section 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2.1(b) (A) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective or (B) if the Company has effected two registrations pursuant to Section 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Section 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2.1(d).

2.2 Piggyback Registration Rights. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in the IPO or an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration, provided, however, that a Stockholder may not invoke this right more than once in any twelve (12) month period. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Section 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Section 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 2.3, if the underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the

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Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by Stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Section 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company or corporation, the partners, members, retired partners, retired members, Stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members and retired members, and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Section 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

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2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to two hundred forty (240) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

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(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to this Section 2, including all registration, filing and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Sections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

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2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Sections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

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(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions or other actions that resulted in such loss, claim, damage, liability or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Section 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

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(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of (i) prior to the IPO, the Holders holding a majority of the shares of Series D Convertible Preferred Stock then held by the Holders or (ii) following the IPO, the Holders holding a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that allow such holder or prospective holder (a) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included or (b) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any Additional Stockholder.

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2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 or Form S-3 in an underwritten offering, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), (i) Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock owned by such Holder as of the date of the IPO or (ii) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 2.11 shall apply only to the IPO, shall be applicable to the Holders only if all officers, directors and Stockholders owning at least 1% of the Common Stock on an as-converted basis are subject to the same restrictions, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the Transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such Transfer shall not involve a disposition for value. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions set forth herein or in any agreement described in the preceding sentence shall be promptly disclosed in writing by the Company to all Holders, and shall be deemed to apply to all such agreements on a pro rata basis based on the numbers of shares of Common Stock held by the Holders party to such agreements on an as-converted basis.

2.12 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Sale of the Company;

(b) such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration, except that the termination of registration rights set forth in this Section 2.12(b) shall not apply to any Holder of Registrable Securities who is a director or executive officer of the Company; and

(c) the fifth (5th) anniversary of the date of this Agreement.

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3. Confidentiality.

3.1 Confidentiality. Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge or use for any purpose (other than (x) to monitor its investment in the Company or (y) in the case that a Stockholder is an employee of the Company, to act on behalf of the Company in such Stockholder’s capacity as an employee of the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.1 by such Stockholder), (b) is or has been independently developed or conceived by the Stockholder without use of the Company’s confidential information or (c) is or has been made known or disclosed to the Stockholder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Voting Securities from such Stockholder, if such prospective purchaser agrees to be bound by the provisions of this Section 3.1 provided that such prospective purchaser is not a Competitor; (iii) to any existing or prospective Affiliate, partner, member, stockholder or wholly owned subsidiary of such Stockholder in the ordinary course of business, provided that such Stockholder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Stockholder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

4. Voting Agreements.

4.1 Voting Provisions Regarding Board of Directors.

(a) Size of the Board. Each Stockholder (with respect to all shares of Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power) hereby agrees to vote, or cause to be voted, in person, by proxy or by action by written consent, as applicable, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set at the number of directors determined by the Board from time to time.

(b) Board Composition. Each Stockholder (with respect to all shares of Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power) hereby agrees to vote, or cause to be voted, in person, by proxy or by action by written consent, as applicable, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of Stockholders at which an election of directors is held or pursuant to any written consent of the Stockholders, the following persons shall be elected to the Board:

(i) For so long as Sol J. Barer holds shares of Common Stock or Preferred Stock, one individual designated by Sol J. Barer, which individual shall initially be Sol J. Barer;

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(ii) For so long as Isaac Blech holds shares of Common Stock or Preferred Stock, one individual designated by Isaac Blech, which individual shall initially be Isaac Blech;

(iii) For so long as InterWest Partners LP (the “InterWest Designee”) holds shares of Common Stock or Preferred Stock, one individual designated by the InterWest Designee, which individual shall initially be Arnold Oronsky;

(iv) For so long as New Enterprise Associates 16, Limited Partnership (“NEA”) holds shares of Series D Convertible Preferred Stock, one individual designated by NEA (the “NEA Designee”), which individual shall initially be Sara Nayeem;

(v) For so long as Quan Venture Fund I, L.P. (“Quan”) holds shares of Series D Convertible Preferred Stock, one individual designated by Quan and reasonably acceptable to the Board and NEA (the “Quan Designee”), which directorship shall initially be vacant;

(vi) The Company’s Chief Executive Officer (the “CEO Director”), who shall initially be Jeffrey B. Kindler, provided that if for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each of the Stockholders shall promptly vote their respective shares (i) to remove the former Chief Executive Officer from the Board if such person has not resigned as a member of the Board and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director;

(vii) The Company’s Chief Scientific Officer (the “CSO Director”), who shall initially be James Campbell, provided that if for any reason the CSO Director shall cease to serve as the Chief Scientific Officer of the Company, each of the Stockholders shall promptly vote their respective shares to remove the former Chief Scientific Officer from the Board if such person has not resigned as a member of the Board; and

(viii) Subject to Sections 4.1(b)(i) through (vii), any individual designated by the Board, one of which individual(s) shall initially be Shawn Tomasello.

To the extent that any of clauses (i) through (vii) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be designated by the Board.

(c) Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified in Section 4.1(b), the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

(d) Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Voting Securities owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

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(i) subject to Section 4.1(e), no director elected pursuant to Section 4.1(b) of this Agreement may be removed from office unless the Person(s) originally entitled to designate or approve such director or occupy such Board seat pursuant to Section 4.1(b) is no longer so entitled to designate or approve such director or occupy such Board seat;

(ii) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 4.1(b) shall be filled pursuant to the provisions of this Section 4.1; and

(iii) upon the request of any party entitled to designate a director as provided in Section 4.1(b) to remove such director, such director shall be removed.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of Stockholders for the purpose of electing directors.

(e) Removal of a Board Member for Cause. Each Stockholder (with respect to all shares of Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power) hereby agrees to vote, or cause to be voted, in person, by proxy or by action by written consent, as applicable, from time to time and at all times, in favor of removal of a director, and hereby gives an irrevocable proxy to the Chairman of the Board and to the Chief Executive Officer of the Company, and each of them acting individually without the other, to vote such Stockholder’s shares to remove a director, if the Board, after receiving advice of counsel, concludes that the director should be removed from the Board because either (a) the director could be removed for “cause” under then existing law or (b) disclosure should be made about the director under Item 401(f) of the SEC’s Regulation S-K (relating to involvement in certain legal proceedings by directors, executive officers, promoters and control persons, a copy of which is attached hereto as Annex A) or under common law relating to matters covered by Item 401(f) were the Company subject to the SEC’s the proxy rules and requirements. Such irrevocable proxy and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act such Stockholder. Such Stockholder agrees that, at the request of the Chairman of the Board or the Chief Executive Officer, he, she or it promptly will execute and deliver to the Company a separate power of attorney on the same terms set forth in this Section 4.1(e), such execution to be witnessed and notarized, and in recordable form (if necessary).

(f) No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

4.2 Vote to Increase Authorized Common Stock. Each Stockholder (with respect to all shares of Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power) hereby agrees to vote or cause to be voted, in person, by proxy or by action by written consent, as applicable, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

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4.3 Drag-Along Right.

(a) Actions to be Taken. In the event that (i) the holders of (x) a majority in voting power of the shares Preferred Stock held by the Stockholders and (y) a majority of the shares of Series D Convertible Preferred Stock held by the Stockholders (the “Selling Investors”); and (ii) the Board of Directors (collectively, the “Electing Holders”) approve a Sale of the Company in writing, specifying that this Section 4.3 shall apply to such transaction, then each Stockholder and the Company hereby agree:

(i) if such transaction requires stockholder approval, with respect to all Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Voting Securities in favor of, and adopt, such Sale of the Company (together with any related amendment to the Certificate of Incorporation required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Voting Securities, and, except as permitted in Section 4.3(b) below, on the same terms and conditions as the Selling Investors;

(iii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 4.3, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;

(iv) not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Voting Securities of the Company owned by such party or Affiliate in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;

(v) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

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(vi) if the consideration to be paid in exchange for the Voting Securities pursuant to this Section 4.3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Voting Securities which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Voting Securities; and

(vii) in the event that the Selling Investors, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholders under the applicable definitive transaction agreements following consummation of such Sale of the Company, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders, and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.

(b) Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Section 4.3(a) above in connection with any proposed Sale of the Company (the “Proposed Sale”), unless:

(i) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including, but not limited to, representations and warranties that (a) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (b) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (c) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms, and (d) neither the execution and delivery of documents to be entered into in connection with the transaction, nor the performance of the Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement, law or judgment, order or decree of any court or governmental agency;

(ii) such Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);

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(iii) the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company or its Stockholders in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders), and subject to the provisions of the Certificate of Incorporation related to the allocation of the escrow, is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Proposed Sale; and

(iv) upon the consummation of the Proposed Sale (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) unless the holders of a majority of the shares of Common Stock then issued or issuable upon conversion of the shares of Preferred Stock (to include the holders of a majority of the shares of Common Stock then issued or issuable upon conversion of the shares of Series D Convertible Preferred Stock) elect to receive a lesser amount by written notice given to the Company at least ten (10) days prior to the effective date of any such Proposed Sale, the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale; provided, however, that, notwithstanding the foregoing, if the consideration to be paid in exchange for the Key Holder Voting Securities or Preferred Stock, as applicable, pursuant to this Section 4.3(b)(iv) includes any securities and due receipt thereof by any Key Holder or holder of Preferred Stock would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Key Holder or holder of Preferred Stock of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Key Holder or holder of Preferred Stock in lieu thereof, against surrender of the Key Holder Voting Securities or Preferred Stock, as applicable, which would have otherwise been sold by such Key Holder or holder of Preferred Stock, an amount in cash equal to the fair value

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(as determined in good faith by the Company) of the securities which such Key Holder or holder of Preferred Stock would otherwise receive as of the date of the issuance of such securities in exchange for the Key Holder Voting Securities or Preferred Stock, as applicable.

(c) Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any Stock Sale unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Company’s Certificate of Incorporation in effect immediately prior to the Stock Sale (as if such transaction were a Deemed Liquidation Event), unless the holders of a majority in voting power of the Preferred Stock then outstanding and the holders of a majority of the Series D Convertible Preferred Stock then outstanding elect otherwise by written notice given to the Company at least 10 days prior to the effective date of any such transaction or series of related transactions.

4.4 Termination of Voting Rights. The covenants set forth in this Section 4 shall terminate and be of no further force and effect (a) immediately before the consummation of the IPO, (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (c) upon a Sale of the Company, whichever event occurs first.

5. Additional Covenants and Agreements.

5.1 Restrictions on Transfer.

(a) The Voting Securities shall not be Transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such Transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed transferee of the Voting Securities held by such Holder to agree to take and hold such Voting Securities subject to the provisions and upon the conditions specified in this Agreement.

(b) Each certificate or instrument representing the Voting Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

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THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF THE CENTREXION THERAPEUTICS CORPORATION THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF DECEMBER 18, 2017, AMONG THE COMPANY, EACH STOCKHOLDER PARTY THERETO, AS MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Voting Securities in order to implement the restrictions on Transfer set forth in this Section 5.1.

(c) The Holder of each certificate representing Voting Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 5.1. Before any proposed Transfer of any Voting Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such Transfer. Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act, (ii) a “no action” letter from the SEC to the effect that the proposed Transfer of such Voting Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed Transfer of the Voting Securities may be effected without registration under the Securities Act, whereupon the Holder of such Voting Securities shall be entitled to Transfer such Voting Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (A) in any transaction in compliance with SEC Rule 144 or (B) in any transaction in which such Holder distributes Voting Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Section 5.1. Each certificate or instrument evidencing the Voting Securities Transferred as above provided shall bear, except if such Transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Section 5.1(b).

(d) None of the Stockholders may Transfer any shares of Common Stock or Preferred Stock to any Person that is not an “accredited investor,” as defined in Rule 501 under the Securities Act.

5.2 Tag-along Rights. If a Selling Stockholder proposes to sell any of its shares of Common Stock to an independent third party, the Stockholders that hold Series D Convertible Preferred Stock and Series C Convertible Preferred Stock shall be permitted to participate in such sale on the terms and conditions set forth in this Section 5.2.

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(a) Prior to the consummation of the sale described above, the Selling Stockholder shall deliver to the Company and each other Holder a Sale Notice no more than ten (10) Business Days after the execution and delivery by all parties thereto of the definitive agreement entered into with respect to the sale, and, in any event, no later than twenty (20) Business Days prior to the closing date of the proposed sale. The Sale Notice shall make reference to the tag-along rights hereunder and shall describe in reasonable detail (i) the number of shares of Common Stock to be sold by the Selling Stockholder, (ii) the name of the Proposed Transferee; (iii) the per share purchase price and the other material terms and conditions of the sale, including a description of any non-cash consideration in sufficient detail to permit the valuation thereof; (iv) the proposed date, time and location of the closing of the sale; and (v) a copy of any form of agreement proposed to be executed in connection therewith.

(b) Shares to be Sold.

(i) Each Tag-along Stockholder shall exercise its right to participate in a sale of Common Stock by the Selling Stockholder subject to this Section 5.2 by delivering to the Selling Stockholder a Tag-along Notice stating its election to do so and specifying the number of shares of Common Stock to be sold by it no later than five Business Days after receipt of the Sale Notice. The offer of each Tag-along Stockholder set forth in a Tag-along Notice shall be irrevocable, and, to the extent such offer is accepted, such Tag-along Stockholder shall be bound and obligated to sell in the proposed sale on the terms and conditions set forth in this Section 5.2. Each Tag-along Stockholder shall have the right to sell in a sale subject to this Section 5.2 the number of shares of Common Stock equal to the product obtained by multiplying (x) the number of shares of Common Stock held by the Tag-along Stockholder by (y) a fraction (A) the numerator of which is equal to the number of shares of Common Stock the Selling Stockholder proposes to sell or transfer to the Proposed Transferee and (B) denominator of which is equal to the number of shares of Common Stock then owned by such Selling Stockholder.

(ii) The Selling Stockholder shall use its commercially reasonable efforts to include in the proposed sale to the Proposed Transferee all of the shares of Common Stock that the Tag-along Stockholders have requested to have included pursuant to the applicable Tag-along Notices, it being understood that the Proposed Transferee shall not be required to purchase shares of Common Stock in excess of the number set forth in the Sale Notice. In the event the Proposed Transferee elects to purchase less than all of the shares of Common Stock sought to be sold by the Tag-along Stockholders, the number of shares to be sold to the Proposed Transferee by the Selling Stockholder and each Tag-along Stockholder shall be reduced so that each such Stockholder is entitled to sell its Pro Rata Portion of the number of shares of Common Stock the Proposed Transferee elects to purchase (which in no event may be less than the number of shares of Common Stock set forth in the Sale Notice).

(iii) Each Tag-along Stockholder who does not deliver a Tag-along Notice in compliance with clause (i) above shall be deemed to have waived all of such Tag-along Stockholder’s rights to participate in such sale, and the Selling Stockholder shall (subject to the rights of any participating Tag-along Stockholder) thereafter be free to sell to the Proposed Transferee its shares of Common Stock at a per share price that is no greater than the per share price set forth in the Sale Notice and on other same terms and conditions which are not materially more favorable to the Selling Stockholder than those set forth in the Sale Notice, without any further obligation to the non-accepting Tag-along Stockholders.

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(c) Consideration. Each Tag-along Stockholder participating in a sale pursuant to this Section 5.2 shall receive the same consideration per share after deduction of such Tag-along Stockholder’s proportionate share of the related expenses in accordance with Section 5.2(e).

(d) Conditions of Sale. Each Tag-along Stockholder shall make or provide the same representations, warranties, covenants, indemnities and agreements as the Selling Stockholder makes or provides in connection with the Tag-along Sale (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to the Selling Stockholder, the Tag-along Stockholder shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); provided, that all representations, warranties, covenants and indemnities shall be made by the Selling Stockholder and each other Tag-along Stockholder severally and not jointly and any indemnification obligation in respect of breaches of representations and warranties that do not relate to such Tag-along Stockholder shall be in an amount not to exceed the aggregate proceeds received by such Tag-along Stockholder in connection with any sale consummated pursuant to this Section 5.2.

(e) Expenses. The fees and expenses of the Selling Stockholder incurred in connection with a sale under this Section 5.2 and for the benefit of all participating Stockholders (it being understood that costs incurred by or on behalf of the Selling Stockholder for its sole benefit will not be considered to be for the benefit of all participating Stockholders), to the extent not paid or reimbursed by the Company or the Proposed Transferee, shall be shared by all participating Stockholders on a pro rata basis, based on the consideration received by each Stockholder; provided, that no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the transaction consummated pursuant to this Section 5.2.

(f) Cooperation. Each Tag-along Stockholder shall take all actions as may be reasonably necessary to consummate the Tag-along Sale, including, without limitation, entering into agreements and delivering certificates and instruments, in each case, consistent with the agreements being entered into and the certificates being delivered by the Selling Stockholder.

(g) Deadline for Completion of Sale. The Selling Stockholder shall have 90 Business Days following the expiration of the Tag-along Period in which to sell the shares of Common Stock described in the Sale Notice, on terms not more favorable to the Selling Stockholder than those set forth in the Sale Notice (which such 90 Business Day period may be extended for a reasonable time not to exceed 120 Business Days to the extent reasonably necessary to obtain any regulatory approvals). If at the end of such period the Selling Stockholder has not completed such sale, the Selling Stockholder may not then effect a sale of Common Stock subject to this Section 5.2 without again fully complying with the provisions of this Section 5.2.

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(h) Sales in Violation of the Tag-along Rights. If the Selling Stockholder sells or otherwise transfers to the Proposed Transferee any of its shares of Common Stock in breach of this Section 5.2, then each Tag-along Stockholder shall have the right to sell to the Selling Stockholder, and the Selling Stockholder undertakes to purchase from each Tag-along Stockholder, the number of shares of Common Stock that such Tag-along Stockholder would have had the right to sell to the Proposed Transferee pursuant to this Section 5.2, for a per share amount and form of consideration and upon the terms and conditions on which the Proposed Transferee bought such Common Stock from the Selling Stockholder, but without indemnity being granted by any Tag-along Stockholder to the Selling Stockholder; provided, that nothing contained in this Section 5.2 shall preclude any Tag-along Stockholder from seeking alternative remedies against such Selling Stockholder as a result of its breach of this Section 5.2. The Selling Stockholder shall also reimburse each Tag-along Stockholder for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Tag-along Stockholder’s rights under this Section 5.2(h).

5.3 Termination of Certain Covenants. The covenants set forth in Sections 5.1 and 5.2 shall terminate and be of no further force or effect (a) immediately before the consummation of the IPO or (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act or (c) upon a Sale of the Company, whichever event occurs first.

5.4 Series C Warrants. For the avoidance of doubt, each holder of a Series C Warrant (as defined below) acknowledges and agrees that the Series C Warrants are exercisable only for shares of the Company’s Series C Convertible Preferred Stock (and no other class or series of capital stock of the Company) pursuant to the terms and conditions thereof and shall not be exercisable for shares issued in any Qualified Financing (as defined in the Series C Warrants) other than the Qualified Financing that consisted of the issuance of the Company’s Series C Convertible Preferred Stock. For purposes of this Section 5.4, the “Series C Warrants” shall mean the warrants to purchase securities of the Company issued to various parties together with those certain unsecured convertible promissory notes dated March 1, 2016, April 8, 2016, April 29, 2016 and June 14, 2016.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Voting Securities that (a) is an Affiliate of a Holder or (b) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; provided, however, that (i) the Company is, within a reasonable time after such Transfer, furnished with written notice of the name and address of such transferee and the Voting Securities with respect to which such rights are being Transferred and (ii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Section 2.11. For the purposes of determining the number of shares of Voting Securities held by a transferee, the holdings of a transferee (A) that is an Affiliate or stockholder of a Holder, (B) who is a Holder’s Immediate Family Member or (C) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action

26

under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and interpreted in all respects in accordance with the General Corporation Law of the State of Delaware as to matters governed by such General Corporation Law, and as to all other matters in accordance with the laws of the Commonwealth of Massachusetts without regard to its choice of laws principles.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified; (b) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the signature pages hereto or the Purchase Agreement or in the Company’s records, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address or address as subsequently modified by written notice given in accordance with this Section 6.5.

6.6 Amendments, Terminations and Waivers. Any term of this Agreement may be amended or terminated, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of (X) prior to the IPO, (a) the Company and (b) the Holders holding a majority of shares of Series D Convertible Preferred Stock then held by the Holders and (Y) following the IPO (a) the Company and (b) the Holders holding a majority of the Registrable Securities then outstanding, provided that (i) the Company may in its sole discretion waive compliance with Sections 5.1(b) or (c) (and the Company’s failure to object promptly in writing after notification of a proposed Transfer allegedly in violation of Sections 5.1(b) or (c) shall be deemed to be a waiver) and (ii) that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this

27

Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Stockholder without the written consent of such Stockholder, unless such amendment, termination or waiver applies to all Stockholders in the same fashion. Notwithstanding any other provision of this Agreement, (1) neither Section 4.1(b)(i) nor this subclause (1) shall be amended or waived without the written consent of Sol Barer so long as Sol Barer is entitled to designate a director under Section 4.1(b)(i); (2) neither Section 4.1(b)(ii) nor this subclause (2) shall be amended or waived without the written consent of Isaac Blech so long as Isaac Blech is entitled to designate a director under Section 4.1(b)(ii); (3) neither Section 4.1(b)(iii) nor this subclause (3) shall be amended or waived without the written consent of InterWest Partners LP so long as InterWest Partners LP is entitled to designate a director under Section 4.1(b)(iii); (4) neither Section 4.1(b)(iv) nor this subclause (4) shall be amended or waived without the written consent of NEA so long as NEA is entitled to designate a director under Section 4.1(b)(iv); (5) neither Section 4.1(b)(v) nor this subclause (5) shall be amended or waived without the written consent of Quan and NEA so long as Quan is entitled to designate a director under Section 4.1(b)(v); and (6) neither Section 4.1(b)(vi) nor this subclause (6) shall be amended or waived without the written consent of Jeffrey Kindler so long as Jeffrey Kindler is the CEO Director. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal or unenforceable provision shall be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Voting Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Stockholders. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Voting Securities after the date of this Agreement, any purchaser of such shares of Voting Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed a “Stockholder” for all purposes hereunder. No action or consent by the Stockholders shall be required for such joinder to this Agreement by such Additional Stockholder, so long as such Additional Stockholder has agreed in writing to be bound by all of the obligations as a “Stockholder” hereunder.

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6.10 Entire Agreement. This Agreement (including any hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly cancelled. Each Stockholder (including an Additional Stockholder) party hereto acknowledges that his Agreement shall be binding upon such Stockholder in respect of the Common Stock, Preferred Stock and any other equity of the Company held by such Stockholder even if less than all of the stockholders of the Company execute and deliver this Agreement.

6.11 Dispute Resolution.

(a) The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Massachusetts and to the jurisdiction of the United States District Court for the District of Massachusetts and in any Massachusetts State Court sitting in Suffolk County, Commonwealth of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the United States District Court for the District of Massachusetts and in any Massachusetts State Court sitting in Suffolk County, Commonwealth of Massachusetts and (iii) hereby waive, and agree not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(b) WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

29

6.13 Acknowledgment. The Company acknowledges that the Stockholders may be in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Stockholders from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.14 Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Company and the Requisite Stockholders, the Prior Agreement automatically shall be of no further force and effect and shall be amended and restated in its entirety to read as set forth in this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CENTREXION THERAPEUTICS CORPORATION

By:	/s/ Jeffrey B. Kindler
Name:	Jeffrey B. Kindler
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

/s/ Sol J. Barer
Sol J. Barer

/s/ Isaac Blech
Isaac Blech

/s/ Jeffrey B. Kindler
Jeffrey B. Kindler

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

New

AAR Associates, L.P.
(Name of Entity)

By:	/s/ Ralph Finerman
Name:	Ralph Finerman
Title:	General Partner

(if individual)

STOCKHOLDER:

Name:
Address:	[***]
[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

ACB HOLDINGS LP
(Name of Entity)

By:	/s/ Adam C. Blum
Name:	ADAM C. BLUM
Title:	MANAGER OF THROCKMORTON MANAGEMENT, LLC, GENERAL PARTNER

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

ACNYC, LLC
(Name of Entity)

By:	/s/ Andrew Cader
Name:	Andrew Cader
Title:	Managing Member

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Leonard H. Adelson
Name:	LEONARD H. ADELSON
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Gilya Alchits
Name:	Gilya Alchits
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Nigel V. Alexander
Name:	NIGEL V. ALEXANDER
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Monte D Anglin /s/ Janet S Anglin
Name:	Monte D Anglin & Janet S Anglin
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

AR Properties
(Name of Entity)

*	By:	/s/ Dennis Repp
	Name:	Dennis Repp
	Title:	Gen Ptr

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.

By:	its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Barclay Armitage
Name:	Barclay Armitage
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

AVAVODHA, INC.
(Name of Entity)

By:	/s/ Mark Ast
Name:	MARK AST
Title:	President

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Robert L. Bahr
Name:	Robert L. Bahr
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Bahr Family Limited Partnership
(Name of Entity)

By:	/s/ Robert L. Bahr
Name:	Robert L. Bahr
Title:	Trustee of the General Partner

(if individual)

STOCKHOLDER:

Name:
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Sol J. Barer
Sol J. Barer

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

BARER & SONS LLC

By:	/s/ Sol J. Barer
Name:	Sol J. Barer
Title:	Partner

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Martin Becker
Name:	MARTIN BECKER
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name;
Title:

(if individual)

STOCKHOLDER:

/s/ Stephen Bender
Name;	Stephen Bender
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Franklin M. Berger
Name:	FRANKLIN M. BERGER
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

BES Investments LLC
(Name of Entity)

By:	/s/ Jeffrey Enslin
Name:	Jeffrey Enslin
Title:	Manager

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Blairoma, LLC
(Name of Entity)

By:	/s/ Arthur J. Simon
Name:	Arthur J. Simon
Title:	Director

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Isaac Blech
Isaac Blech

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

RIVER CHARITABLE REMAINDER UNIT TRUST FBO ISAAC BLECH U/A/D 7/20/87

By:	/s/ Isaac Blech
Name:	Isaac Blech
Title:	Trustee

Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Irwin Blitt Trust
(Name of Entity)

By:	/s/ Joel Bayer
Name:	Joel Bayer
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Richard I. Bowling Jr.
Name:	Richard I. Bowling Jr.
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Roger D. Bozarth
Name:	Roger D. Bozarth
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BRADLEY RESOURCES COMPANY LLC

By:	/s/ G W Holbrook
Name:	G W Holbrook
Title:	President, CEO

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Kerrie Brady
Kerrie Brady

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Charles F. Brinkley
Name:	Charles F. Brinkley
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Franklin D. Brown
Name:	Franklin D. Brown
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Graham Burton
Name:	GRAHAM BURTON
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

JAMES N. CAMPBELL 2012 DYNASTY TRUST

By:	/s/ Regina Anderson
Name:	REGINA ANDERSON
Title:

By:
Name:
Title:

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

JAMES N. CAMPBELL 2012 DYNASTY TRUST

By:	/s/ Louis F. Friedman
Name:	LOUIS F. FRIEDMAN
Title:	TRUSTEE

By:
Name:
Title:

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ James N. Campbell
James N. Campbell

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ James N. Campbell
James N. Campbell, as joint tenant

/s/ Regina Anderson
Regina Anderson, as joint tenant

Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Adolfo Carmona / /s/ Donna Carmona
Name:	Adolfo and Donna Carmona
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CF ASCENT LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Chih-Kai Cheng
Name:	Chih-Kai Cheng
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOUGH HEALTHCARE MASTER FUND, L.P.

By:	Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel J. Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOUGH GLOBAL EQUITY FUND

By:	Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel J. Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel J. Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Marc A. Cohen
Name:	MARC A. COHEN
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Michael Cohn /s/ Paula Cohn
Name:	Michael Cohn and Paula Cohn
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Mark H. Coleman
Name:	MARK H. COLEMAN
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ David S. Cooper
Name:	David S. Cooper
Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Charles J. Costich /s/ Karin J. Costich
Name:	Charles and Karin Costich
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Ben Crown
Name:	Ben Crown
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Stephen D’Antonio
Name:	Stephen D’Antonio
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

The Jonathan Davis Trust

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Jonathan Davis
Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Michael Dan
Name:	Michael Dan
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ C Barnes Darwin, II
Name:	C BARNES DARWIN, II
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Patrick deCavaignac
Name:	Patrick deCavaignac
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ David Dent
Name:	DAVID DENT
Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

DIANA AND DAVID FRESHWATER LIVING TRUST
(Name of Entity)

By:	/s/ David Freshwater
Name:	DAVID FRESHWATER
Title:	TRUSTEE

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ James M. Diasio
Name:	James M. Diasio
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ James T. Dietz
Name:	James T. Dietz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Rollyn P. Dritz
Name	Rollyn P. Dritz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Russell S. Dietz
Name:	Russell S. Dritz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Juli-Ann Cialone
Name:	Juli-Ann Cialone
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Alyson D. Schlosser
Name	Alyson D. Schlosser
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ James L. Dritz
Name:	James L. Dritz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Paul Ehrlich CPA Defined Benefit Plan
(Name of Entity)

By:	/s/ Paul Ehrlich
Name:	Paul Ehrlich
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Paul Ehrman
Name:	Paul Ehrman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EFUNG RUIBO LIMITED

By:	/s/ Zhu Jin Qiao
Name:	Zhu Jin Qiao
Title:	Corporate Representative

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

E.L. II Properties Trust dtd July 1, 1983
(Name of Entity) as amended

By:	/s/ Robert C. Kopple
Name:	Robert C. Kopple
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ George Elefther /s/ Karin Elefther
Name:	George Elefther/Karin Elefther
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Ron Eller /s/ Beth Eller
Name:	Ron and Beth Eller
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Adrien Ellul
Name:	Adrien Ellul
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Daniel Erlanger /s/ Beth Erlanger
Name:	Daniel and Beth Erlanger
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

EZMM&B HOLDINGS, LLC,
A DELAWARE LIMITED LIABILITY COMPANY
(Name of Entity)

By:
Name:	BRYAN EZRALOW AS TRUSTEE OF THE
Title:	BRYAN EZRALOW 1994 TRUST U/T/D/ 12.22.1994 MANAGER AND MEMBER

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

EZ COLONY PARTNERS, LLC,
A DELAWARE LIMITED LIABILITY COMPANY
(Name of Entity)

By:
Name:	BRYAN EZRALOW AS TRUSTEE OF THE
Title:	BRYAN EZRALOW 1994 TRUST U/T/D/ 12.22.1994 MANAGER AND MEMBER

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

F3F S.P.A.
(Name of Entity)

By:	/s/ Laura Iris Ferro
Name:	Laura Iris Ferro
Title:	Chairman

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Faith Family Holdings, LP
(Name of Entity)

By:	/s/ Robert A. Faith
Name:	Robert A. Faith
Title:	Managing General Partner

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Steven Farber
Name:	Steven Farber
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Gary M. Ferman
Name:	Gary M. Ferman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ William Filon
Name:	William Filon
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Trevor Fetter
Name:	Trevor Fetter
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Cynthia Finerman Living Trust
(Name of Entity)

By:	/s/ Cynthia Finerman
Name:	Cynthia Finerman
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Ralph Finerman
Name:	Ralph Finerman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Donald A. Fishbein
Name:	Donald A. Fishbein
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Fortezza Investments L.P.
(Name of Entity)

By:	/s/ Michael Marocco
Name:	Michael Marocco
Title:	Managing Member of Fortezza Capital Management, its general partner

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Peter Friedland
Name:	Peter Friedland
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ David L. Frydrych
Name:	David L. Frydrych
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Michael J. Gahan
Name:	Michael J. Gahan
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Garfinkle Revocable Trust
(Name of Entity)

By:	/s/ Morris Garfinkle
Name:	Morris Garfinkle
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Keith J. Gelles
Name:	Keith Gelles
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Albert Gentile /s/ Hiedi Gentile
Name:	Albert Gentile/Hiedi Gentile
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

GH HEALTHLINK CAPITAL LIMITED
(Name of Entity)

By:	/s/ Lau Yuen Yee, Sam
Name:	Lau Yuen Yee, Sam
Title:	Director

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:	[***]

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Steven Gladstone
Name:	Steven Gladstone
Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER: 12.14.2017

/s/ Laura K. Goethe / /s/ Bruce D. Goethe
Name:	Bruce D. and Laura K. Goethe
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Jeffrey E. Goldman
Name:	Jeffrey E. Goldman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Robert K Green Trust
(Name of Entity)

By:	/s/ Robert K Green
Name:	Robert K Green
Title:	Managing General Partner

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Robert K Green
Name:	Robert K Green
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ William F. Grieco
Name:	William F. Grieco
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Robert P. Giesen
Name:	Robert P. Giesen
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Nathan Halegua
Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Timothy P. Hanley /s/ Monica Hanley
Name:	Timothy P. Hanley/Monica Hanley
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ William H. Harris
Name:	William H. Harris
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Henry Herzing Revocable Trust
(Name of Entity)

By:	/s/ Henry Herzing
Name:	Henry Herzing
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

HG Phanstiel, LP
(Name of Entity)

By:	/s/ Howard G. Phanstiel
Name:	Howard G. Phanstiel
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Joel L. Hochman Rev. Trust
(Name of Entity)

By:	/s/ Joel L. Hochman
Name:	Joel L. Hochman
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Evan B. Azriliant
Name:	Evan B. Azriliant
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Timothy Hogue
Name:	Timothy Hogue
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Thomas Huang
Name:	Thomas Huang
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ William Huff 12/13/17
Name:	William Huff
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

Interwest Investors VIII, LP

By:	/s/ Arnold Oronsky
Name:	Arnold Oronsky
Title:	Managing Director

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

Interwest Investors Q VIII, LP

By:	/s/ Arnold Oronsky
Name:	Arnold Oronsky
Title:	Managing Director

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

Interwest Partners VIII, LP

By:	/s/ Arnold Oronsky
Name:	Arnold Oronsky
Title:	Managing Director

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

Interwest Partners IX, LP

By:	/s/ Arnold Oronsky
Name:	Arnold Oronsky
Title:	Managing Director

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Bruce P. Inglis + Maney M. Inglis JTWROS
Name:	Bruce P. Inglis + Maney M. Inglis JTWROS
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Marc R. Jalbert
Name:	Marc R. Jalbert
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Robert C. Jamo
Name:	Robert C. Jamo
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Edgar D. Jannotta, Jr. Exempt Family Trust
(Name of Entity)

By:	/s/ Erika C. Pearsall
Name:	Erika C. Pearsall
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

JPM Partners, LP
(Name of Entity)

By:	/s/ John W. Puth
Name:	John W. Puth
Title:	General Partner

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

JLB Family Trust
(Name of Entity)

Premier Trust, Inc., Trustee

By:	/s/ Brian Simmons
Name:	Brian Simmons
Title:	SVP/Trust Officer

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Brandon Jones
Name:	Brandon Jones
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Kala International Investment Co Ltd.
(Name of Entity)

By:	/s/ Rong XIAO
Name:	Rong XIAO
Title:

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

William M. Kargman Revocable Trust UAD 12/02/2009
(Name of Entity)

By:	/s/ William M. Kargman
Name:	William M. Kargman
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Marjie B. Kargman Robert M. Kargman,
Name:	Marjie B. Kargman Robert M. Kargman, JTWROS
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

RM Kargman 2012 Life Insurance Trust
(Name of Entity)

By:	/s/ Edward J. Bartlett, Jr.
Name:	Edward J. Bartlett, Jr.
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Katanick Family Limited Partnership
(Name of Entity)

By:	/s/ Jaye Katanick
Name:	Jaye Katanick
Title:	Pres

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Gary Katzmann
Name:	Gary Katzmann
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

CM Loeb Trust
(Name of Entity)

By:	/s/ Thomas Kempner
Name:	Thomas Kempner
Title:	Chairman & CEO of Loeb Holding Corp.

(if individual)

STOCKHOLDER:

/s/ Thomas Kempner
Name:	Thomas Kempner
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Jeffrey B. Kindler
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Trust for Descendants of Charles & Elizabeth Kontulis UAD 1/27/10
(Name of Entity)

By:	/s/ Martha F. Morse
Name:	Martha F. Morse
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:

Name
Title:

(if individual)

STOCKHOLDER:

/s/ Thomas C. Kotyk
Name:	Thomas C. Kotyk
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Klaus Kretschmer
Name	Klaus Kretschmer
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

L & Co., LLC
(Name of Entity)

By:	/s/ James E. Lineberger, Jr.
Name:	James E. Lineberger, Jr.
Title:	Member

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Lagom LLC
(Name of Entity)

By:	/s/ Marika Lindholm
Name:	Marika Lindholm
Title:	Manager

(if individual)

STOCKHOLDER:

Name
Address:	[***]

Email Address:	[***]

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Roger Lash
Name:	Roger Lash
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Holler Liepmann
Name:	Holler Liepmann
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

James E. Lineberger Revocable Trust
(Name of Entity)

By:	/s/ James E. Lineberger
Name:	James E. Lineberger
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LEERINK HOLDINGS LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	CAO

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LEERINK SWANN CO-INVESTMENT FUND, LLC

By:	/s/ Joseph R. Gentile
Name	Joseph R. Gentile
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LOOKFAR INVESTMENTS, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:	/s/ Steven K. Luminais
Name:	Steven K. Luminais
Title:

(if individual)

STOCKHOLDER:

/s/ Elizabeth K. Luminais
Name:	Elizabeth K. Luminais
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

Estate of William L. Lurie

/s/ Rita M. Lurie
Name:	Rita M. Lurie Executrix
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Rick D. Mace
Name:	Rick D. Mace
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Charles J. Magolske
Name:	Charles J. Magolske
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Mai 2, LLC
(Name of Entity)

By:	/s/ Brian Finn
Name:	Brian Finn
Title:	Administrator

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Stanley M. Marks
Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

MARSHALL S. EZRALOW ROTH IRA
(Name of Entity)

By:	/s/ Marshall S. Ezralow
Name:	Marshall S. Ezralow
Title:	Participant

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Robert Masters
Name:	Robert Masters
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MERIDIAN SMALL CAP GROWTH FUND

By:	its Investment Advisor ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Stephen J. Meringoff
Name:	Stephen J. Meringoff
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Arthur F. Michaelis
Name:	Arthur F. Michaelis
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Christine Renee Monks
Name:	Christine Renee Monks
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Montauk, LLC
(Name of Entity)

By:	/s/ William Laverack, Jr.
Name:	William Laverack, Jr.
Title:	Managing Member

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ James Moonier
Name:	James Moonier
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Reed Moskowitz
Name:	Reed Moskowitz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Michael Mullins
Name:
Address:	[***]

Email Address: [***]

Phone Number: [***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Mitchell L. Mutter
Name:	Mitchell L. Mutter
Address:	[***]

Email Address: [***]

Phone Number: [***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Robert M. Newsome
Name:	Robert M. Newsome
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEW ENTERPRISE ASSOCIATES 16, L.P.

By: NEA Partners 16, L.P., its general partner

By: NEA 16 GP, LLC, its general partner

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

Address:	[***]

NEA VENTURES 2017, Limited Partnership

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice-President

Address:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Northlea Partners
(Name of Entity)

By:	/s/ John H Abeles MD
Name	John H Abeles MD
Title:	Manager of General Partner

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Northstar Consulting, LLC
(Name of Entity)

By:	/s/ William K Schmidt, PhD
Name:	William K Schmidt, PhD
Title:	President

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Notas Family Trust
(Name of Entity)

By:	/s/ Bernard Notas
Name:	Bernard Notas
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Oaks Family, LLC
(Name of Entity)

By:	/s/ Robert Kargman
Name	Robert Kargman,
Title:	Manager duly authorized

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Oakwood Capital, LLC
(Name of Entity)

By:	/s/ Kurt G. Conti
Name:	Kurt G. Conti
Title:	President

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Oberkfell Living Trust dtd 12/18/02
(Name of Entity)

By:	H. F. Oberkfell
Name:	H. F. Oberkfell
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

/s/ Karin O. Brainard

Name(s):	Karin O. Brainard
(please print)

Title:
(if Stockholder is not an individual)

Address:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Josh & Julie Ofman Family Trust
(Name of Entity)

By:	/s/ Josh Ofman
Name:	Josh Ofman
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

/s/ David R. Olson

Name(s):	David R. Olson
(please print)

Title:
(if Stockholder is not an individual)

Address:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Stanford Baratz Rev. Trust
(Name of Entity)

By:	/s/ Stanford Baratz
Name:	Stanford Baratz
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Isaac Blech
Name:	Isaac Blech
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Presdio Partners 2007, L.P.
(Name of Entity)
Presido Partners 2007 GP, L.P., its general partner
Presidio Partners 2007 GP, LLC, its general partner

By:	/s/ David J. Collier
Name:	David J. Collier
Title:	Managing Director

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Presidio Partners 2007 (Parallel), L.P.
(Name of Entity)
Presidio Partners 2007 (Parallel), GP, L.P., its general partner
Presidio Partners 2007 (Parallel), GP, LLC, its general partner

By:	/s/ David J. Collier
Name:	David J. Collier
Title:	Managing Director

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Michael P. Ross
Name:	Michael P. Ross
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Matthew Orlando
Name:	Matthew Orlando
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

OSI Holdings LLC
(Name of Entity)

By:	/s/ Kevin P. McCarthy
Name:	Kevin P. McCarthy
Title:	President and Member

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Osprey I, LLC
(Name of Entity)

By:	/s/ Dale Burns
Name:	Dale Burns
Title:	Manager

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Gregg P. Otto
Name:	Gregg P. Otto Jeanne G. Otto
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Panella Living Trust dtd 5/11/2004
(Name of Entity)

By:	/s/ Joseph A Panella
Name:	Joseph A Panella
Title:	Trustee

(if individual)

STOCKHOLDER:

Name:
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Jonathan P. Patronik
Name:	Jonathan P. Patronik
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Paul G. Roberts
Name:	Paul G. Roberts
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Andrew L. Perito
Name:	Andrew L. Perito
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Edward V. Pershing
Name:	Edward V. Pershing
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Daniel Petro
Name:	Daniel Petro
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Neal Polan
Name:	Neal Polan
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Brian Potiker Revocable Trust UAD 8/7/96
(Name of Entity)

By:	/s/ Brian Potiker
Name:	Brian Potiker
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Robert C. Pozen
Name:	Robert C. Pozen
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

David EI Pyott Living Trust
(Name of Entity)

By:	/s/ David EI Pyott
Name:	David EI Pyott
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

QUAN VENTURE FUND I, L.P.

By:	Quan Venture Partners I, L.L.C.

Its:	General Partner

By:	/s/ Marietta Wu
Name:	Marietta Wu
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Stephen R. Quazzo Trust dated 11/9/95
(Name of Entity)

By:	/s/ Stephen R. Quazzo
Name:
Title:

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

James B. Ramo Revocable Trust
(Name of Entity)

By:	/s/ James Ramo
Name:	James Ramo
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Todd A. Rathe
Name:	Todd A. Rathe
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Rehoboth Hundred LLC
(Name of Entity)

By:	/s/ Joseph Ruggiero
Name:	Joseph J. Ruggiero
Title:	Managing Partner

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Mark Reutlinger Analee P. Reutlinger
Name:	Mark & Analee P. Reutlinger
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Michael Rieber
Name:	Michael Rieber
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Stephen E. Riffee Rev Trust
(Name of Entity)

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

River Charitable Remainder Trust
(Name of Entity)

By:	/s/ Isaac Blech
Name:	Isaac Blech
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Rockledge Associates, LLC
(Name of Entity)

By:	/s/ Richard A. Bernstein
Name:	Richard A. Bernstein
Title:	Managing Member

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Jeff Roberts
Name:	Jeff Roberts
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Dyke Rogers
Name:	Dyke Rogers
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ T. Mark Rogstad
Name:	T. Mark Rogstad
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Ken Rosenblum /s/ Ann Simonds
Name:	Ken Rosenblum and Ann Simonds
Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Mark Ross
Name:	Mark Ross
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:	/s/ Steven Rothstein MD
Name:	Steven Rothstein MD
Title:

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Marc A. Rotter
Name:	Marc A. Rotter
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Lisa Rudes Grandchildren Trust
(Name of Entity)

By:	/s/ Lisa Rudes Sandel
Name:	Lisa Rudes Sandel
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Rudes GCT Investment Partnership
(Name of Entity)

By:	/s/ Lisa Rudes Sandel
Name:	Lisa Rudes Sandel
Title:	President

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Philip T. Ruegger
Name:	Philip T. Ruegger
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Peter D. Schiffrin
Name:	Peter D. Schiffrin
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ David Schneider
Name:	David Schneider
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Shamus, LLC
(Name of Entity)

By:	/s/ David E. Smith
Name:	David E. Smith
Title:	President of Coast Asset Management, LLC, its trading advisor

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Shanghai Healthcare Industry Investment Fund/New York, LLC
(Name of Entity)

By:	/s/ Sun Feng
Name:	Sun Feng
Title:	CEO

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Dennis Shasha
Name:	Dennis Shasha
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ William Sheppard
Name:	William Sheppard
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Richard A Smith
Name:	Richard A Smith
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Bryan Spille
Name:	Bryan Spille
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Starlight Investment Holdings Limited
(Name of Entity)

By:	/s/ Nicola Hodge
Name:	Nicola Hodge
Title:	Director

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Lawrence D. Stern 2010 Qualified Annuity Trust
(Name of Entity)

By:	/s/ Rebecca A. M. Stern
Name:	Rebecca A. M. Stern
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Randall M. Stevens
Name:	Randall M. Stevens
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ William Strawbridge
Name:	William Strawbridge
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Clayton A. Struve
Name:	Clayton A. Struve
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

By:	its Investment Advisor ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THB IRON ROSE, LLC

By:	its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ James W. Thomas
Name:	James W. Thomas
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDER:

/s/ Shawn Tomasello
Shawn Tomasello

Address:	[***]

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Terrence E. Troy
Name:	Terrence E. Troy
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name:
Title:

(if individual)

STOCKHOLDER:

/s/ Carleen A. Tufo
Name:	Carleen A. Tufo
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

United Acquisition Corp.
(Name of Entity)

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chairman and CEO

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Arnold Ursaner
Name:	Arnold Ursaner
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Steve Valko
Name:	Steve Valko
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ John V. Wagner
Name:	John V. Wagner
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Neil H. Wasserman
Name:	Neil H. Wasserman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Steven J. Wice
Name:	Steven J. Wice
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Howard J. Workman
Name:	Howard J. Workman
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Tony Yao
Tony Yao

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ illegible
Name:
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Steven and Kaye Yost Family Trust
(Name of Entity)

By:	/s/ Steven Yost
Name:	Steven Yost
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Steven Yost Roth IRA
(Name of Entity)

By:	/s/ Steven Yost
Name:	Steven Yost
Title:	Roth IRA Owner

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Henry M. Zachs
Name:	Henry M. Zachs
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ George Zelinski
Name:	George Zelinski
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

The Irrevocable Aloha Trust UAD 05/01/2002
(Name of Entity)

By:	/s/ Marianne Schmitt Hellauer
Name:	Marianne Schmitt Hellauer
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Seymour H. Block Defined Benefit Plan
(Name of Entity)

By:	/s/ Seymour H. Block
Name:	Seymour H. Block
Title:	Trustee

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

Booknet LLC
(Name of Entity)

By:	/s/ D. Karp
Name:	D. Karp
Title:	Member

(if individual)

STOCKHOLDER:

Name
Address:

Email Address:

Phone Number:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Richard Brown
Name:	Richard Brown
Address:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Brandon Jones
Name:	Brandon Jones
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Jeff Kurtz
Name:	Jeff Kurtz
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Charles J. Magolske
Name:	Charles J. Magolske
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Stephen R. Mut
Name:	Stephen R. Mut
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

(if entity)

STOCKHOLDER:

(Name of Entity)

By:
Name
Title:

(if individual)

STOCKHOLDER:

/s/ Richard A. Smith
Name:	Richard A. Smith
Address:	[***]

Email Address:	[***]

Phone Number:	[***]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

6 DIMENSIONS CAPITAL, L.P.

By:	6 Dimensions Capital GP, LLC, its General Partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

6 DIMENSIONS AFFILIATES FUND, L.P.

By:	6 Dimensions Capital GP, LLC, its General Partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”), effective as of May 15, 2018, is entered into by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Stockholders Agreement dated as of December 18, 2017 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☒

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address or facsimile number listed below Holder’s signature hereto.

HOLDER:		ACCEPTED AND AGREED:

SHEPHERD 98, LLC		CENTREXION THERAPEUTICS

By:	/s/ Ron Eller	By:	/s/ Gregg Beloff
Name:	Ron Eller	Name:	Gregg Beloff
Title:	Manager	Title:	Chief Financial Officer

Address: [***]

Email: [***]

Facsimile Number:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”), effective as of June 14, 2018, is entered into by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Stockholders Agreement dated as of December 18, 2017 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☒

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address or facsimile number listed below Holder’s signature hereto.

HOLDER:		ACCEPTED AND AGREED:

ARROWMARK LIFE SCIENCE FUND, LP		CENTREXION THERAPEUTICS

By:	its General Partner ArrowMark Partners GP, LLC

By:	/s/ David Corkins	By:	/s/ Gregg Beloff
Name:	David Corkins	Name:	Gregg Beloff
Title:	Managing Member	Title:	Chief Financial Officer

Address: [***]

Phone:

Email:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”), dated August 8, 2018 and effective as of March 28, 2018, is entered into by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Stockholders Agreement dated as of December 18, 2017 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☒

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

CENTREXION THERAPEUTICS

/s/ Denice M. Dan	By:	/s/ B. N. Harvey
Denice M. Dan		B. N. Harvey, CFO

Address: [***]

Email Address: [***]

Facsimile Number:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”), effective as of February 28, 2018, is entered into by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Stockholders Agreement dated as of December 18, 2017 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☒

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

POZEN FAMILY 2016 TRUST	CENTREXION THERAPEUTICS

/s/ David Pozen	By:	/s/ Gregg Beloff
David Pozen and Joanna Pozen, Trustees	Name:	Gregg Beloff
	Title:	Chief Financial Officer

Address: [***]

Email Address: [***]

Facsimile Number:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”), effective as of March 12, 2019, is entered into by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Stockholders Agreement, dated as of December 18, 2017, by and among the Company and certain of its Stockholders, as amended or amended and restated from time to time (the “Agreement”). Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”), for one of the following reasons (Check the correct box):

☒

as a transferee of Shares from a party in such party’s capacity as a “Holder” and a “Stockholder” bound by the Agreement, and after such transfer, Holder shall be considered a “Holder” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” and a “Stockholder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address, email address or facsimile number listed below Holder’s signature hereto.

HOLDER AND STOCKHOLDER:		ACCEPTED AND AGREED:

GILYA ALCHITS AND ILYA ALCHITS, JOINT TENANTS		CENTREXION THERAPEUTICS CORPORATION

By:	/s/ Gilya Alchits	By:	/s/ B. Nicholas Harvey
Name:	Gilya Alchits	Name:	B.N. Harvey
		Title:	CFO
By:	/s/ Ilya Alchits
Name:	Ilya Alchits

Address:

11010 50th Ave. N

Plymouth, MN 55442

Phone: 612 859-3220

Email: galchits@gmail.com

Schedule I

Isaac Blech

[***]

Sol J. Barer

[***]

Jeffrey B. Kindler

[***]

AMENDMENT NO. 1

TO

THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of November 2, 2018, by and among Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), and the undersigned parties to that certain Third Amended and Restated Stockholders Agreement, dated as of December 18, 2017 (the “Agreement”);

WHEREAS, pursuant to Section 6.6 of the Agreement, the Agreement may be amended by written agreement of (i) the Company, and (ii) the Holders holding a majority of the shares of Series D Convertible Preferred Stock then held by the Holders (collectively, the “Requisite Parties”);

WHEREAS, the Company and the undersigned parties to the Agreement constitute the Requisite Parties; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

Section 2. Amendments.

(a) The preamble of the Agreement is hereby amended and restated in its entirety to read as follows:

“THIS THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”), is made as of December 18, 2017, by and among Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), each option holder, warrant holder and stockholder of the Company listed on Schedule I hereto (each, a “Stockholder” and collectively, the “Stockholders”) and each stockholder of the Company that becomes a party to this Agreement in accordance with Section 6.9 hereof (each, an “Additional Stockholder”).”

(b) Schedule I to the Agreement shall be replaced with Schedule I attached to this Amendment.

Section 3. No Other Amendments; Conflicts. No term or provision of the Agreement shall be affected by this Amendment, unless specifically set forth herein and any term or provision not affected by this Amendment shall remain in full force and effect following the date hereof. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 4. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in all respects in accordance with the General Corporation Law of the State of Delaware as to matters governed by such General Corporation Law, and as to all other matters in accordance with the laws of the Commonwealth of Massachusetts without regard to its choice of laws principles.

Section 5. Captions; Pronouns. All articles and section headings or captions contained in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision thereof. References in the Agreement to the Agreement shall mean the Agreement, as amended by this Amendment.

Section 6. Severability. If any provision of this Amendment or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to any other party or circumstances shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

Section 7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

KEY HOLDERS:	/s/ Sol J. Barer
Sol J. Barer

/s/ Isaac Blech
Isaac Blech

/s/ Jeffrey B. Kindler
Jeffrey B. Kindler

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

NEW ENTERPRISE ASSOCIATES 16, L.P.
By: NEA Partners 16, L.P., its general partner
By: NEA 16 GP, LLC, its general partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

NEA VENTURES 2017, Limited Partnership

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

QUAN VENTURE FUND I, L.P.
By: Quan Venture Partners I, L.L.C.,
its general partner

By:	/s/ Stella Xu
Name:	Stella Xu
Title:	Managing Director

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

ARROWMARK LIFE SCIENCE FUND, L.P.
By: its General Partner
ArrowMark Partners GP, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

MERIDIAN SMALL CAP GROWTH FUND
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

/s/ Tony Yao
Tony Yao

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

LOOKFAR INVESTMENTS, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

CF ASCENT LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

THB IRON ROSE LLC
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

CLOUGH HEALTHCARE MASTER FUND, L.P.
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

CLOUGH GLOBAL EQUITY FUND
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

CLOUGH GLOBAL OPPORTUNITIES FUND
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

INTERWEST INVESTORS VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST INVESTORS Q VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST PARTNERS VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST PARTNERS IX, L.P.
By: InterWest Management Partners IX, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

EFUNG RUIBO LIMITED

By:	/s/ Zhu Jinqiao
Name:	Zhu Jinqiao
Title:	President

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

LEERINK HOLDINGS LLC

By:	/s/ Timothy A.G. Gerhold
Name:	Timothy A.G. Gerhold
Title:	Senior Legal Advisor

LEERINK PARTNERS CO-INVESTMENT FUND, LLC

By:	/s/ Jeffrey A. Leerink
Name:	Jeffrey A. Leerink
Title:	Manager

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

6 DIMENSIONS CAPITAL, L.P.
By: 6 Dimensions Capital GP, LLC, its general partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

6 DIMENSIONS AFFILIATES FUND, L.P.
By: 6 Dimensions Capital GP, LLC, its general partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Sol J. Barer
Sol J. Barer, Ph.D.

BARER & SON CAPITAL, LLC

By:	/s/ Joshua Barer
Name:	Joshua Barer
Title:	Managing Partner

/s/ Joshua Barer
Joshua Barer

/s/ Lori Ingber
Lori Ingber

Ilyssa Maisono

/s/ Jennifer Zairi
Jennifer Zairi

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Jeffrey B. Kindler
Jeffrey B. Kindler

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ James N. Campbell
James N. Campbell, M.D.

ARC 1, INC.

By:	/s/ James N. Campbell
Name:	James N. Campbell
Title:	President

JAMES N. CAMPBELL 2012 DYNASTY TRUST

By:	/s/ Louis Friedman, /s/ Regina Anderson
Name:	Louis Friedman, Regina Anderson
Title:	Trustees

JAMES N. CAMPBELL AND REGINA ANDERSON, AS JOINT TENANTS

/s/ James N. Campbell
Name:	James N. Campbell, M.D.

/s/ Regina Anderson
Name:	Regina Anderson

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Isaac Blech
Isaac Blech

RIVER CHARITABLE REMAINDER UNIT TRUST

By:	Isaac Blech
Name:	Isaac Blech
Title:	Trustee

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above

/s/ Kerrie L. Brady
Kerrie L. Brady

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Randall Stevens
Randall Stevens, M.D.

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

/s/ Shawn Tomasello
Shawn Tomasello

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

PRESIDIO PARTNERS 2007 L.P. (f/k/a CMEA VENTURES VII L.P.)

By:	/s/ David J. Collier
its General Partner

By:	/s/ David J. Collier
Name:	David J. Collier
Title:	Managing Director

PRESIDIO PARTNERS 2007 PARALLEL L.P. (f/k/a CMEA VENTURES VII (PARALLEL) L.P.)

By:	/s/ David J. Collier
its General Partner

By:	/s/ David J. Collier
Name:	David J. Collier
Title:	Managing Director

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

[if partnership entity]

STOCKHOLDER:

By:

its General Partner

By:
Name:
Title:

[if corporate entity]

STOCKHOLDER:

By:
Name:
Title:

[if individual]

Name:

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

AGREED AND ACKNOWLEDGED:

CENTREXION THERAPEUTICS CORPORATION

By:	/s/ Jeffrey B. Kindler
Name:	Jeffrey B. Kindler
Title:	Chief Executive Officer

Signature Page to Amendment No. 1 to Third Amended and Restated Stockholders Agreement

Schedule I

Common Stock

SOL J. BARER, PH.D.

[***]

ISAAC BLECH

[***]

MAXIM PARTNERS LLC

[***]

JEFFREY B KINDLER

[***]

JAMES N. CAMPBELL, M.D.

[***]

LORI INGBER

[***]

JENNIFER ZAIRI

[***]

ILYSSA MAISANO

[***]

JOSHUA BARER

[***]

COLEEN NYE

[***]

Series A Convertible Preferred Stock

ALTA CALIFORNIA PARTNERS III, L.P.

[***]

ALTA EMBARCADERO PARTNERS III, LLC

[***]

ALTA PARTNERS VIII, L.P.

[***]

ARC 1, INC.

[***]

ARTHUR MICHAELIS

[***]

BCS STATISTICAL SOLUTIONS LLC

[***]

PRESIDIO PARTNERS 2007 PARALLEL LP

[***]

PRESIDIO PARTNERS 2007 LP

[***]

CYNTHIA MCCORMICK

[***]

INTERWEST INVESTORS Q VIII, LP

[***]

INTERWEST INVESTORS VIII, LP

[***]

INTERWEST PARTNERS IX, LP

[***]

INTERWEST PARTNERS VIII, LP

[***]

JAMES N. CAMPBELL

[***]

KARIN PETERSON

[***]

KERRIE BRADY

[***]

MICHAEL ROWBOTHAM

[***]

NORTHSTAR CONSULTING LLC

[***]

VLG INVESTMENTS 2007 LLC

[***]

2

Series B Convertible Preferred Stock

ALPHA SPRING LIMITED

[***]

SOL J. BARER

[***]

INTERWEST PARTNERS VIII LP

[***]

INTERWEST PARTNERS IX LP

[***]

INTERWEST INVESTORS Q VIII LP

[***]

INTERWEST INVESTORS VIII LP

[***]

PRESIDIO PARTNERS 2007 LP

[***]

PRESIDIO PARTNERS 2007 PARALLEL LP

[***]

JLB FAMILY TRUST UAD 06/07/10

[***]

MENDHAM STRATEGIC GROUP LLC

[***]

MAXIM PARTNERS LLC

[***]

A R PROPERTIES GP

[***]

ADOLFO & DONNA CARMONA

DONNA CARMONA JT TEN

[***]

ADRIEN ELLUL

HEBE HAVEN YACHT CLUB

[***]

ALBERT & HIEDI GENTILE

[***]

3

ALYSON D SCHLOSSER

[***]

ANIL K SHARMA

[***]

ARNOLD E SPANGLER

[***]

BRIAN POTIKER REVOCABLE TRUST UAD 8/7/96

[***]

BRUCE P INGLIS & NANCY M INGLIS

[***]

BRYAN S SPILLE

[***]

C BARNES DARWIN II

[***]

CHARLES F BRINKLEY

[***]

CHARLES J COSTICH III

KARIN J COSTICH JT TEN

[***]

CLAYTON A STRUVE

[***]

DANIEL P PETRO

[***]

DAVID E SCHWARTZ

[***]

DAVID & JENNIFER FORTI

[***]

DAVID L FRYDRYCH

[***]

DAVID SCHNEIDER

[***]

DENNIS SHASHA

[***]

4

DOMINICK ABEL

[***]

ERNEST W MOODY TTEE

[***]

FORTEZZA INVESTMENTS LP

MICHAEL MOROCCO

[***]

GARY M FERMAN

[***]

GEORGE KALIL

[***]

GERALD A TOMSIC TRUSTEE

[***]

GILYA ALCHITS

[***]

GREGORY L STORM

[***]

HENRY HERZING REVOCABLE LIVING TRUST UAD 10/27/93

HENRY G HERZING TRUSTEE

[***]

CARLEEN TUFO

[***]

HENRY SCOVERN

LAURA PAKAROW TEN ENT

[***]

HOWARD J WORMAN

[***]

I CRAIG HENDERSON

[***]

IRWIN BLITT REVOCABLE TRUST UAD 01/28/78

IRWIN BLITT TTEE

[***]

JAMES A KLUGE

[***]

5

JAMES B & KAREN A GLAVIN FAMILY TRUST UAD 10/30/98

JAMES B & KAREN A GLAVIN TTEES

[***]

JAMES E LINEBERGER REVOCABLE TRUST UAD 03/29/10

JAMES E LINEBERGER TTEE

[***]

JAMES W THOMAS

[***]

JEFF KURTZ

[***]

JIM AUKSTUOLIS

[***]

JUSTIN BANNAN

[***]

JOHN HAWK

[***]

JOHN V WAGNER

[***]

JONATHAN PATRONIK

[***]

JULI-ANN CIALONE

[***]

KAZUAKI YONEMOTO

[***]

KEITH GELLES

[***]

L & CO LLC

LINEBERGER & CO., LLC

JAMES E LINEBERGER JR

[***]

LISA RUDES GRANDCHILDREN TRUST UAD 02/13/03

LISA RUDES SANDEL TTEE

[***]

6

MARC A COHEN

[***]

MARK RAVICH

[***]

MARK & ANALEE REUTLINGER

[***]

MARKETPLACE LOFTS LIMITED PARTNERSHIP

JEFFREY STONBERG

[***]

MICHAEL HAROLD RIEBER

[***]

MICHAEL PIERCE

[***]

MIN SUN

[***]

MONTE D ANGLIN

JANET S ANGLIN JT TEN ROS

[***]

NATHAN HALEGUA

[***]

NEIL WASSERMAN

[***]

NIGEL ALEXANDER

[***]

OSI HOLDINGS LLC

KEVIN MCCARTHY

[***]

With a copy to:

OSI HOLDINGS LLC

KEVIN MCCARTHY PRINCIPAL & DIRECTOR

[***]

OSPREY I LLC

DALE BURNS MANAGER

[***]

7

JOSEPH A PANELLA

[***]

PATRICK DECAVAIGNAC

NANCY J CONNOLY JT TEN

[***]

PAUL D EHRMAN

[***]

Periscope Partners L.P.

[***]

EDWARD BARTLETT TTEE

[***]

RAY ALAN BRUENING

[***]

REED MOSKOWITZ

[***]

REPUBLIC CONSTRUCTION CORP

RICHARD L ARNOS PRESIDENT

[***]

RICHARD STILLMAN

[***]

RICK D MACE

[***]

ROBERT BAHR

[***]

CHRISTINE RENEE MONKS

[***]

ROBERT GIESEN

[***]

ROBERT M NEWSOME

[***]

SHEPHERD 98, LLC

[***]

8

RONALD ARTINIAN

[***]

RUDES GCT INVESTMENTS PARTNERSHIP

LISA SANDEL PARTNER

[***]

RUSSELL S DRITZ

[***]

1998 CHILDRENS TRUST UAD 01/29/98

DON WIER TTEE

[***]

SHAMUS LLC

[***]

STEVEN A & KAYE L YOST TTEES

STEVEN & KAYE YOST FAMILY TRUST UAD 02/07/92

[***]

STEVEN FARBER

[***]

STEVEN K LUMINAIS

ELIZABETH K LUMINAIS

[***]

TED VANVICK

[***]

THE BAHR FAMILY LIMITED PARTNERSHIP

ROBERT L BAHR

[***]

THE DIANA & DAVID FRESHWATER LIVING TRUST UAD 01/20/94

DAVID FRESHWATER TTEE

[***]

JAMES B RAMO TTEE

[***]

THE STANFORD BARATZ REVOCABLE TRUST UAD 09/07/94

STANFORD BARATZ TTEE

[***]

9

THOMAS KOTYK

[***]

TIMOTHY & MONICA HANLEY

[***]

TROY TAYLOR

[***]

VICTOR F KEEN

[***]

WILLIAM F GRIECO

[***]

WILLIAM LURIE

[***]

WILLIAM M KARGMAN

[***]

WILLIAM SHEPPARD

[***]

ACNYC LLC

ANDREW CADER MANAGING MEMBER

[***]

ADAM T & LUCY S DROBOT

[***]

CARL J DOMINO

[***]

DANIEL B & BETH L ERLANGER

[***]

DAVID ABRAMSON

[***]

DAVID & YVONNE COOPER

[***]

DAVID R VICTOR REVOCABLE TRUST UAD 03/29/00

[***]

10

DJ&J LLC

DAVID VICTOR MANAGER

[***]

GARFINKLE REVOCABLE TRUST UAD 5/15/08

MORRIS GARFINKLE TTEE

[***]

GARRY H HIGDEM

[***]

GEORGE M ZELINSKI

[***]

GREGG P OTTO AND JEANNE G OTTO

[***]

HOWARD B BRODSKY REVOCABLE TRUST OF 1988 UAD 10/24/88

HOWARD B BRODSKY TTEE

[***]

KAREN BRAINARD

[***]

KENNETH WIDELITZ

[***]

PETER D SCHIFFRIN

[***]

STEVEN A YOST

[***]

STEVEN GLASSMAN

[***]

THOMAS HUANG

[***]

JAMES B FRYFOGLE

[***]

JAMES M DIASIO

[***]

JAMES L DRITZ

[***]

11

JAMES W SWISTOCK

[***]

JOEL L HOCHMAN REVOCABLE TRUST UAD 12/08/94

[***]

JORDAN FAMILY LLC

PATRICIA J JORDAN CHIEF MANAGER

[***]

JOSHUA SCHEIN 2009 TRUST UAD 12/28/09

BRANDON J & JACLYN

[***]

KEN ROSENBLUM & ANN SIMONDS

[***]

BMO HARRIS BANK NA AS DIRECTED TSTEE OF THE LAPP LIBRA 401K PLAN FBO WILLIAM LAPP

MELISSA HISEK & CARMEN SCHEWEILER TRUST OFFICERS

[***]

LARRY HOPFENSPIRGER

[***]

MARC R JALBERT

[***]

MARTIN L REICH

[***]

MATTHEW T MILAR

[***]

MICHAEL COHN

PAULA COHN

[***]

MICHAEL P ROSS

[***]

OAKWOOD CAPITAL LLC

KURT CONTI MANAGING MEMBER

[***]

PAUL EHRLICH CPA DEFINED BENEFIT PLAN

[***]

12

PAUL G ROBERTS

[***]

RICHARD FILIP

[***]

RICHARD L ROEHL

[***]

RICHARD R WILLISON

[***]

ROBERT E. TRUSKOWSKI

[***]

ROBERT GRINBERG

[***]

ROBERT & MARJIE KARGMAN

[***]

ROBERT STANGER

[***]

ROLLYN P DRITZ

[***]

SCOTT ALLEN EDELBACH

MICHELLE LYNNE EDELBACH

[***]

SCOTT V DOLS

VICKI N DOLS JT TEN

[***]

SIDNEY K SWANK

KATHRYN A SWANK

[***]

SIDNEY AZEEZ TRUST FOR FAMILY OF MICHAEL AZEEZ UAD 11/30/95

MICHAEL AZEEZ TTEE

[***]

STEPHEN BENDER

[***]

13

STEPHEN E RIFFEE REVOCABLE TRUST UAD 10/16/06

BRENDA A & STEPHEN E RIFFEE TTEES

[***]

STEPHEN M PAYNE

[***]

STEVEN ROTHSTEIN

[***]

THE OAKS FAMILY LLC

ROBERT KARGMAN MANAGER

[***]

THE OBERKFELL LIVING TRUST UAD 12/18/02

HAROLD F OBERKFELL TTEE

[***]

TODD A RATHE

[***]

WILLIAM FILON

[***]

WILLIAM HUFF

[***]

ANASTASIOS RAPTIS &HARIKLIA EFTHIMIOU

[***]

ANDREW FISHER

[***]

ANDREW L PERITO

[***]

ARNOLD T HAGLER SEPARATE PROPERTY TRUST UAD 09/17/97

ARNOLD T HAGLER TTEE

[***]

AVAVODHA INC

MARK AST PRESIDENT

[***]

BARCLAY ARMITAGE

[***]

14

BEN CROWN

[***]

BRUCE D & LAURA K GOETHE

[***]

CHIH-KAI CHENG

[***]

DAVE A DENT

[***]

DAVID ABRAHAM / JOANN ABRAHAM

[***]

DAVID L FRYDRYCH

[***]

DOUGLAS YOAKLEY

[***]

EDWARD V PERSHING

[***]

EVAN B AZRILANT

[***]

FENG MING INVESTMENT

[***]

FRANKLIN D BROWN

[***]

GEORGE & KARIN ALEXA ELEFTHER

[***]

ITASCA CAPITAL PARTNERS LLC

[***]

JAMES T & BARBARA J DIETZ

[***]

JERRY WILLIAM POPE

[***]

KATANICK FAMILY LIMITED PARTNERSHIP

JANET KATANICK GENERAL PARTNER

[***]

15

MARC A ROTTER

[***]

MARK & TATYANA GRINBAUM

[***]

MARK ROSS

[***]

MARTIN BECKER

[***]

MITCHELL L MUTTER

[***]

RICHARD D COHEN

[***]

RICHARD I BOWLING JR

[***]

SHAMUS LLC

[***]

STANLEY M MARKS

[***]

STEPHEN S GLADSTONE

[***]

STEVEN J VALKO

[***]

DAVID R OLSON - STRATEGY ADVISORS PSP

[***]

THE AMERIAN FAMILY TRUST UAD 7/26/99

MARY LEE AMERIAN TTEE

[***]

THE JOSHUA AND JULIE OFMAN TRUST UAD

[***]

DAVID BENADERET

[***]

WILLIAM H HARMS

[***]

16

BES INVESTMENTS LLC

[***]

DRAGON INVESTMENT PARTNERS LTD

JAY PENSKE GENERAL PARTNER

[***]

EDWARD M COHEN / LORI COHEN

[***]

EZ COLONY PARTNERS, A DELAWARE LIMITED LIABILITY COMPANY

[***]

G & D CONNIFF LLC

GEORGE CONNIFF MANAGING MEMBER

[***]

HOLGER LIEPMANN

[***]

MARSHALL S EZRALOW ROTH IRA

[***]

LEONARD H & RITA ADELSON

[***]

PETER A MORGAN

[***]

RICHARD F BRAUN

[***]

RRR & J INVESTMENTS, LLC

[***]

POZEN FAMILY 2016 TRUST (ROBERT AND ELIZABETH POZEN)

[***]

STEVEN H ORAM REVOCABLE TRUST UAD 05/17/06

STEVEN H & TERRI ORAM TTEES

[***]

TERRENCE E TROY

[***]

THE CARNAHAN TRUST

KEVIN & LAURIE CARNAHAN TTEES

[***]

17

THOMAS M ROGSTAD

[***]

TOM BENDER

[***]

UNITED ACQUISITION CORP

[***]

WALTER G GANS

[***]

Series C Convertible Preferred Stock

ACB HOLDINGS

ADAM BLUM

[***]

APTORUM GROUP LIMITED

(F/K/A STRIKER ASIA OPPORTUNITIES FUND CORP.)

[***]

AR PROPERTIES

[***]

BES INVESTMENTS LLC

JEFFREY ENSLIN, MANAGER

[***]

BLAIROMA LLC

[***]

DAVID PYOTT LIVING TRUST

[***]

DAVID SCHWARTZ

[***]

DENICE HILL

[***]

DJ&J LLC

[***]

DONALD FISHBEIN

[***]

18

DYKE ROGERS

[***]

EZ MM&B HOLDINGS LLC

BRYAN EZRALOW

[***]

F3F SPA

[***]

GARFINKLE REVOCABLE TRUST UAD 5/15/08, MORRIS GARFINKLE & STEPHANIE GARFINKLE TTEES

[***]

GARY FERMAN

[***]

GH HEALTHLINK CAPITAL

[***]

HENRY MORRIS ZACHS

[***]

INSYS THERAPEUTICS, INC.

[***]

INTERWEST PARTNERS IX, LP

[***]

IRREVOCABLE ALOHA TRUST

MARIANNE SCHMITT HELLAUER TRUSTEE

[***]

IRWIN BLITT REVOCABLE TRUST

[***]

JAMES AND ARLENE PAYNE

[***]

JAMES CAMPBELL REGINA ANDERSON

[***]

JEFFREY B. KINDLER

[***]

19

JIM AUKSTUOLIS

[***]

JONATHAN PERELMAN

[***]

KF BUSINESS VENTURES

[***]

LAWRENCE D STERN ANNUITY TRUST

[***]

LAWRENCE M BLATT TRUST

[***]

LISA RUDES GRANDCHILDREN TRUST

[***]

MAHYAR EIDGAH

[***]

MAI 2 LLC

[***]

MARC COHEN

[***]

MARK RUBIN

[***]

MARKETPLACE LOFTS LP

[***]

MATTHEW ORLANDO

[***]

MICHAEL T. DAN

[***]

DENISE HILL

[***]

PETER FRIEDLAND

[***]

20

POZEN FAMILY 2016 TRUST (ROBERT AND ELIZABETH POZEN)

[***]

RICK MACE

[***]

RIVER CHARITABLE REMAINDER TRUST

[***]

RM KARGMAN LIFE INSURANCE TRUST

EDWARD BARTLETT

[***]

ROBERT AND MARJIE KARGMAN

[***]

ROBERT GREEN TRUST

[***]

ROBERT K. GREEN TOD

[***]

ROBERT GRINBERG

[***]

ROBERT JAMES BRICKLEY

[***]

ROGER LASH REVOCABLE LIVING TRUST

[***]

RUDES GCT INVESTMENT PTN.

[***]

SHANGHAI HEALTHCARE INDUSTRY

INVESTMENT FUND NEW YORK, LLC

[***]

SOL BARER

[***]

STEPHEN MERINGOFF

[***]

STEVEN GLASSMAN

[***]

21

THE DIANA & DAVID FRESHWATER LIVING TRUST UAD 01/20/94

DAVID FRESHWATER TTEE

[***]

THE JONATHAN G. DAVIS TRUST U/A/D

[***]

THE NOTAS FAMILY TRUST UAD 8/13/97

[***]

THOMAS KEMPNER

[***]

TRANSPAC INVESTMENTS LIMITED

[***]

U/W CARL M. LOEB 01/03/55 TRUST FBO

[***]

WILLIAM KARGMAN REVOCABLE TRUST

[***]

WILLIAM STRAWBRIDGE

[***]

SIDNEY AZEEZ TRUST FOR THE FAMILY OF MICHAEL AZEEZ UAD 11/30/95 MICHAEL AZEEZ TTE

[***]

ROBERT FROME

[***]

JDA PARTNERS LP

[***]

KALA IINTERNATIONAL INVESTMENT CO LTD

[***]

GARY KATZMAN

[***]

ROCKLEDGE ASSOCIATES LLC

RICHARD A. BERNSTEIN

[***]

DAVID E. SCHWARTZ

[***]

22

ZHAOXIA YANG

[***]

HARRY KARGMAN

[***]

JOHN WAGNER

[***]

Series D Convertible Preferred Stock

NEW ENTERPRISE ASSOCIATES 16, L.P.

[***]

NEA VENTURES 2017, LIMITED PARTNERSHIP

[***]

QUAN VENTURE FUND I, L.P.

[***]

MERIDIAN SMALL CAP GROWTH FUND

[***]

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

[***]

TONY YAO

[***]

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, LP

[***]

ARROWMARK LIFE SCIENCE FUND, LP

[***]

LOOKFAR INVESTMENTS, LLC

[***]

CF ASCENT LLC

[***]

THB IRON ROSE LLC

[***]

23

CLOUGH HEALTHCARE MASTER FUND, L.P.

[***]

CLOUGH GLOBAL EQUITY FUND

[***]

CLOUGH GLOBAL OPPORTUNITIES FUND

[***]

INTERWEST PARTNERS IX, LP

[***]

EFUNG RUIBO LIMITED

[***]

LEERINK HOLDINGS LLC

[***]

LEERINK SWANN CO-INVESTMENT FUND, LLC

[***]

GRAHAM BURTON

[***]

E.L. II PROPERTIES TRUST DATED JULY 1, 1983 AS AMENDED

[***]

DYKE ROGERS

[***]

MARGIE B. KARGMAN AND ROBERT M. KARGMAN

[***]

POZEN FAMILY 2016 TRUST

DAVID POZEN AND JOANNA POZEN, TRUSTEES

[***]

KALA INTERNATIONAL INVESTMENT CO. LTD

[***]

TRUST LAWRENCE D. STERN 2010 QUALIFIED ANNUITY TRUST

[***]

HG PHANSTIEL LP

[***]

24

JAMES N. CAMPBELL 2012 DYNASTY TRUST, REGINA H. ANDERSON & LOUIS F. FRIEDMAN, TRUSTEES

[***]

JEFFREY B. KINDLER

[***]

DR. RANDALL M. STEVENS

[***]

SOL J. BARER

[***]

BARER & SON CAPITAL, LLC

[***]

AAR ASSOCIATES, L.P.

[***]

BOOKNET LLC

[***]

BRADLEY RESOURCES CO LLC

[***]

BRANDON JONES

[***]

CHARLES J. MAGOLSKE

[***]

EDGAR D. JANNOTTA, JR. EXEMPT FAMILY TRUST

[***]

FAITH FAMILY HOLDINGS, LP

[***]

FRANKLIN M. BERGER

[***]

JAMES MOONIER

[***]

JEFF ROBERTS

[***]

25

KLAUS KRETSCHMER

[***]

LAGOM LLC

[***]

MARK COLEMAN

[***]

MICHAEL J. GAHAN

[***]

MICHAEL MULLINS

[***]

MONTAUK, LLC

[***]

NEAL POLAN

[***]

NORTHLEA PARTNERS

[***]

PHILIP T. RUEGGER

[***]

RALPH FINERMAN

[***]

RICHARD A. SMITH

[***]

ROBERT C. JAMO

[***]

ROBERT MASTERS

[***]

SEYMOUR H. BLOCK DEFINED BENEFIT PLAN

[***]

STARLIGHT INVESTMENT HOLDINGS LIMITED

[***]

26

STEPHEN D’ANTONIO

[***]

STEPHEN R. MUT

[***]

STEVEN J. WICE

[***]

TIMOTHY HOGUE

[***]

TREVOR FETTER

[***]

TRUST FOR DESCENDANTS OF CHARLES & ELIZABETH KONTULIS UAD 1/27/10

[***]

CYNTHIA FINERMAN LIVING TRUST

[***]

JEFFREY E. GOLDMAN

[***]

REHOBOTH HUNDRED LLC

[***]

STEPHEN R. QUAZZO TRUST DATED 11/9/95

[***]

ARNOLD URSANER

[***]

SHAWN TOMASELLO

[***]

6 DIMENSIONS CAPITAL, L.P.

[***]

6 DIMENSIONS AFFILIATES FUND, L.P.

[***]

27

AMENDMENT NO. 2

TO

THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Amendment”) is made and entered into as of March 14, 2019, by and among (i) Centrexion Therapeutics Corporation, a Delaware corporation (the “Company”), (ii) the undersigned parties to that certain Third Amended and Restated Stockholders Agreement, dated as of December 18, 2017, as amended by Amendment No. 1 to Third Amended and Restated Stockholders Agreement, dated November 2, 2018 (the “Agreement”) and (iii) the undersigned Additional Stockholders party hereto.

WHEREAS, concurrently with the execution of this Amendment, the Company and the undersigned Additional Stockholders are entering into the Series D Preferred Stock Purchase Agreement, dated as of the date hereof (the “Extension Purchase Agreement”), providing for the sale of shares of Series D Preferred Stock, $0.001 par value per share (the “Series D Preferred Stock”), at the Initial Closing (as defined in the Extension Purchase Agreement) to such Additional Stockholders, and in connection with the Extension Purchase Agreement, the parties hereto desire to provide the Additional Stockholders with certain rights to cause the Company to register shares of Common Stock issuable to the Purchasers, to receive certain information from the Company, to participate in future equity offerings by the Company and to designate the election of a member of the Board, in each case in accordance with the terms of the Agreement, as amended by this Amendment, and to amend the Agreement with respect certain other matters as further set forth in this Amendment;

WHEREAS, pursuant to Section 6.6 of the Agreement, the Agreement may be amended by written agreement of (i) the Company, and (ii) the Holders holding a majority of the shares of Series D Preferred Stock then held by the Holders (collectively, the “Requisite Parties”);

WHEREAS, the Company and the undersigned parties to the Agreement constitute the Requisite Parties; and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement, as amended hereby.

1

Section 2. Amendments.

(a) Section 4.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Board Composition. Each Stockholder (with respect to all shares of Voting Securities that such Stockholder owns or over which such Stockholder otherwise exercises voting power) hereby agrees to vote, or cause to be voted, in person, by proxy or by action by written consent, as applicable, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of Stockholders at which an election of directors is held or pursuant to any written consent of the Stockholders, the following persons shall be elected to the Board:

(i) For so long as Sol J. Barer holds shares of Common Stock or Preferred Stock, one individual designated by Sol J. Barer, which individual shall initially be Sol J. Barer, Ph.D.;

(ii) For so long as Isaac Blech holds shares of Common Stock or Preferred Stock, one individual designated by Isaac Blech, which individual shall initially be Isaac Blech;

(iii) For so long as InterWest Partners LP (“InterWest”) holds shares of Common Stock or Preferred Stock, one individual designated by InterWest (the “InterWest Designee”), which individual shall initially be Arnold L. Oronsky, Ph.D.;

(iv) For so long as New Enterprise Associates 16, Limited Partnership (“NEA”) holds shares of Series D Convertible Preferred Stock, one individual designated by NEA (the “NEA Designee”), which individual shall initially be Sara M. Nayeem, M.D.;

(v) For so long as Quan Venture Fund I, L.P. (“Quan”) holds shares of Series D Convertible Preferred Stock, one individual designated by Quan and reasonably acceptable to the Board and NEA (the “Quan Designee”), which individual shall initially be Stella Xu, Ph.D.;

(vi) For so long as LAV Biosciences Fund V, L.P. (“LAV”) holds shares of Series D Convertible Preferred Stock, one individual designated by LAV (the “LAV Designee”), which individual shall initially be Hongbo Lu, Ph.D.;

(vii) The Company’s Chief Executive Officer (the “CEO Director”), who shall initially be Jeffrey B. Kindler, provided that if for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each of the Stockholders shall promptly vote their respective shares (i) to remove the former Chief Executive Officer from the Board if such person has not resigned as a member of the Board and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director;

2

(viii) The Company’s Chief Scientific Officer (the “CSO Director”), who shall initially be James N. Campbell, M.D., provided that if for any reason the CSO Director shall cease to serve as the Chief Scientific Officer of the Company, each of the Stockholders shall promptly vote their respective shares to remove the former Chief Scientific Officer from the Board if such person has not resigned as a member of the Board; and

(ix) Subject to Sections 4.1(b)(i) through (viii), any individual designated by the Board, three of which individuals shall initially be Daniel N. Mendelson, Joseph R. Swedish and Shawn Tomasello.

To the extent that any of clauses (i) through (viii) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be designated by the Board.”

(b) Section 5.1(e) shall be added to the Agreement to read as follows:

“(e) Each transferee or assignee of any Voting Securities subject to this Agreement shall continue to be subject to the terms of Section 4 hereof, and, as a condition precedent to the Company’s recognition of such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement (including Section 4 hereof) by executing and delivering an Adoption Agreement in form and substance satisfactory to the Company. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be a Stockholder, or Key Holder and Stockholder, as applicable. The Company shall not permit the transfer of the Voting Securities subject to this Agreement on its books or issue a new certificate representing any such Voting Securities unless and until such transferee shall have complied with the terms of this Subsection 5.1(e). Each certificate instrument, or book entry representing the Voting Securities subject to this Agreement if issued on or after the date of this Agreement shall be notated by the Company with the legend set forth in Subsection 5.1(b).”

3

(c) Section 6.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

“6.6 Amendments, Terminations and Waivers. Any term of this Agreement may be amended or terminated, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of (X) prior to the IPO, (a) the Company and (b) the Holders holding a majority of shares of Series D Convertible Preferred Stock then held by the Holders and (Y) following the IPO (a) the Company and (b) the Holders holding a majority of the Registrable Securities then outstanding, provided that (i) the Company may in its sole discretion waive compliance with Sections 5.1(b) or (c) (and the Company’s failure to object promptly in writing after notification of a proposed Transfer allegedly in violation of Sections 5.1(b) or (c) shall be deemed to be a waiver) and (ii) that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Stockholder without the written consent of such Stockholder, unless such amendment, termination or waiver applies to all Stockholders in the same fashion. Notwithstanding any other provision of this Agreement, (1) neither Section 4.1(b)(i) nor this subclause (1) shall be amended or waived without the written consent of Sol Barer so long as Sol Barer is entitled to designate a director under Section 4.1(b)(i); (2) neither Section 4.1(b)(ii) nor this subclause (2) shall be amended or waived without the written consent of Isaac Blech so long as Isaac Blech is entitled to designate a director under Section 4.1(b)(ii); (3) neither Section 4.1(b)(iii) nor this subclause (3) shall be amended or waived without the written consent of InterWest Partners LP so long as InterWest Partners LP is entitled to designate a director under Section 4.1(b)(iii); (4) neither Section 4.1(b)(iv) nor this subclause (4) shall be amended or waived without the written consent of NEA so long as NEA is entitled to designate a director under Section 4.1(b)(iv); (5) neither Section 4.1(b)(v) nor this subclause (5) shall be amended or waived without the written consent of Quan and NEA so long as Quan is entitled to designate a director under Section 4.1(b)(v); (6) neither Section 4.1(b)(vi) nor this subclause (6) shall be amended or waived without the written consent of LAV so long as LAV is entitled to designate a director under Section 4.1(b)(vi); and (7) neither Section 4.1(b)(vii) nor this subclause (7) shall be amended or waived without the written consent of Jeffrey Kindler so long as Jeffrey Kindler is the CEO Director. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.”

4

Section 3. Joinder of Additional Stockholders to the Agreement.

(a) As a result of the execution of this Amendment, the undersigned persons listed as Additional Stockholders, if not already a party thereto, are hereby joined to, and bound by the terms and conditions of, the Agreement, as amended hereby, as Stockholders effective as of the date hereof. Execution of this Amendment shall be deemed a counterpart signature page to the Agreement for purposes of Section 6.9 of the Agreement, as amended hereby.

(b) Schedule I to the Agreement shall be replaced with Schedule I attached to this Amendment.

Section 4. No Other Amendments; Conflicts. No term or provision of the Agreement shall be affected by this Amendment, unless specifically set forth herein and any term or provision not affected by this Amendment shall remain in full force and effect following the date hereof. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 5. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in all respects in accordance with the internal laws of the Commonwealth of Massachusetts without regard to its choice of laws principles.

Section 6. Captions; Pronouns. All articles and section headings or captions contained in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision thereof. References in the Agreement to the Agreement shall mean the Agreement, as amended by this Amendment.

Section 7. Severability. If any provision of this Amendment or application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Amendment or the application of such provision to any other party or circumstances shall not be affected thereby, and each provision shall be valid and shall be enforced to the fullest extent permitted by law.

Section 8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or other electronic means shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes.

[Signature Pages Follow]

5

KEY HOLDERS:

/s/ Sol J. Barer
Sol J. Barer

/s/ Isaac Blech
Isaac Blech

/s/ Jeffrey B. Kindler
Jeffrey B. Kindler

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

ADDITIONAL STOCKHOLDERS:

LAV BIOSCIENCES FUND V, L.P.

By:	LAV GP V, L.P.
Its:	General Partner

	By:	LAV Corporate V GP, Ltd.
	Its:	General Partner

By:	/s/ Yu Luo
Name:	Yu Luo
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

NEW ENTERPRISE ASSOCIATES 16, L.P.
By: NEA Partners 16, L.P., its general partner
By: NEA 16 GP, LLC, its general partner

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Chief Legal Officer

NEA VENTURES 2017, Limited Partnership

By:	/s/ Louis Citron
Name:	Louis Citron
Title:	Vice-President

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

QUAN VENTURE FUND I, L.P.
By: Quan Venture Partners I, L.L.C.,
its general partner

By:	/s/ Stella Zu
Name:	Stella Xu
Title:	Managing Director

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

ARROWMARK LIFE SCIENCE FUND, L.P.
By: its General Partner
ArrowMark Partners GP, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

MERIDIAN SMALL CAP GROWTH FUND
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Tony Yao

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

LOOKFAR INVESTMENTS, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

CF ASCENT LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

THB IRON ROSE LLC
By: its Investment Advisor
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

CLOUGH HEALTHCARE MASTER FUND, L.P.
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

CLOUGH GLOBAL EQUITY FUND
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

CLOUGH GLOBAL OPPORTUNITIES FUND
By: Clough Capital Partners L.P., its investment advisor

By:	/s/ Daniel Gillis
Name:	Daniel Gillis
Title:	Chief Compliance Officer

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

INTERWEST INVESTORS VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST INVESTORS Q VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST PARTNERS VIII, L.P.
By: InterWest Management Partners VIII, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

INTERWEST PARTNERS IX, L.P.
By: InterWest Management Partners IX, LLC, its general partner

By:	/s/ Arnold L. Oronsky
Name:	Arnold L. Oronsky
Title:	Managing Director

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

EFUNG RUIBO LIMITED

By:	/s/ Zhu Jin Qiao
Name:	Zhu Jin Qiao
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

SVB LEERINK HOLDINGS LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	CAO

LEERINK PARTNERS CO-INVESTMENT FUND, LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	CAO

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

6 DIMENSIONS CAPITAL, L.P.
By: 6 Dimensions Capital GP, LLC, its general partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

6 DIMENSIONS AFFILIATES FUND, L.P.
By: 6 Dimensions Capital GP, LLC, its general partner

By:	/s/ Wei Li
Name:	Wei Li
Title:	Director

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Sol J. Barer, Ph.D.
Sol J. Barer, Ph.D.

BARER & SON CAPITAL, LLC

By:	/s/ Joshua Barer
Name:	Joshua Barer
Title:	Managing Partner

/s/ Joshua Barer
Joshua Barer

/s/ Lori Ingber
Lori Ingber

/s/ Ilyssa Maisano
Ilyssa Maisono

/s/ Jennifer Zairi
Jennifer Zairi

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Jeffrey B. Kindler
Jeffrey B. Kindler

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ James N. Campbell, M.D.
James N. Campbell, M.D.

ARC 1, INC.

By:	/s/ James N. Campbell, M.D.
Name:	James N. Campbell, M.D.
Title:	President

JAMES N. CAMPBELL 2012 DYNASTY TRUST

By:	/s/ Regina Anderson
Name:	Regina Anderson
Title:	Trustee

JAMES N. CAMPBELL AND REGINA ANDERSON, AS JOINT TENANTS

/s/ James N. Campbell, M.D.
Name:	James N. Campbell, M.D.

/s/ Regina Anderson
Name:	Regina Anderson

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Isaac Blech
Isaac Blech

RIVER CHARITABLE REMAINDER UNIT TRUST

By:	/s/ Isaac Blech
Name:	Isaac Blech
Title:	Trustee

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Kerrie L. Brady
Kerrie L. Brady

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Randall Stevens, M.D.
Randall Stevens, M.D.

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

/s/ Shawn Tomasello
Shawn Tomasello

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

STOCKHOLDERS:

PRESIDIO PARTNERS 2007 L.P. (f/k/a CMEA VENTURES VII L.P.)
By: Presidio Partners 2007 GP, L.P.
Its General Partner

By: Presidio Partners 2007 GP, LLC,
Its General Partner

By:	/s/ David Collier
Name:	David Collier
Title:	Manager

PRESIDIO PARTNERS 2007 PARALLEL L.P. (f/k/a CMEA VENTURES VII (PARALLEL) L.P.)
By: Presidio Partners 2007 GP, L.P.
Its General Partner

By: Presidio Partners 2007 GP, LLC,
Its General Partner

By:	/s/ David Collier
Name:	David Collier
Title:	Manager

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

AGREED AND ACKNOWLEDGED:

CENTREXION THERAPEUTICS CORPORATION

By:	/s/ Jeffrey B. Kindler
Name:	Jeffrey B. Kindler
Title:	Chief Executive Officer

Signature Page to Amendment No. 2 to Third Amended and Restated Stockholders Agreement

Schedule I

Common Stock

SOL J. BARER, PH.D.

[***]

ISAAC BLECH

[***]

MAXIM PARTNERS LLC

[***]

JEFFREY B KINDLER

[***]

JAMES N. CAMPBELL, M.D.

[***]

LORI INGBER

[***]

JENNIFER ZAIRI

[***]

ILYSSA MAISANO

[***]

JOSHUA BARER

[***]

COLEEN NYE

[***]

Series A Convertible Preferred Stock

ALTA CALIFORNIA PARTNERS III, L.P.

C/O DAN JANNEY

[***]

ALTA EMBARCADERO PARTNERS III, LLC

C/O DAN JANNEY

[***]

ALTA PARTNERS VIII, L.P.

C/O DAN JANNEY

[***]

ARC 1, INC.

C/O JAMES CAMPBELL

[***]

ARTHUR MICHAELIS

[***]

BCS STATISTICAL SOLUTIONS LLC

C/O BRUCE STOUCH

[***]

PRESIDIO PARTNERS 2007 PARALLEL LP

(F/K/ACMEA VENTURES VII (PARALLEL), L.P.)

C/O DAVID COLLIER

[***]

PRESIDIO PARTNERS 2007 LP

(F/K/A CMEA VENTURES VII, L.P.)

C/O DAVID COLLIER

[***]

CYNTHIA MCCORMICK

[***]

INTERWEST INVESTORS Q VIII, LP

C/O ARNOLD ORONSKY

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 2

INTERWEST INVESTORS VIII, LP

C/O ARNOLD ORONSKY

[***]

INTERWEST PARTNERS IX, LP

C/O ARNOLD ORONSKY

[***]

INTERWEST PARTNERS VIII, LP

C/O ARNOLD ORONSKY

[***]

JAMES N. CAMPBELL

[***]

KARIN PETERSON

[***]

KERRIE BRADY

[***]

MICHAEL ROWBOTHAM

[***]

NORTHSTAR CONSULTING LLC

C/O WILLIAM SCHMIDT

[***]

VLG INVESTMENTS 2007 LLC

C/O MARK ROYER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 3

Series B Convertible Preferred Stock

ALPHA SPRING LIMITED

[***]

SOL J. BARER

[***]

INTERWEST PARTNERS VIII LP

[***]

INTERWEST PARTNERS IX LP

[***]

INTERWEST INVESTORS Q VIII LP

[***]

INTERWEST INVESTORS VIII LP

[***]

PRESIDIO PARTNERS 2007 LP

[***]

PRESIDIO PARTNERS 2007 PARALLEL LP

[***]

JLB FAMILY TRUST UAD 06/07/10

PREMIER TRUST INC TRUSTEE AMENDED 12/30/10

[***]

MENDHAM STRATEGIC GROUP LLC

[***]

MAXIM PARTNERS LLC

[***]

A R PROPERTIES GP

C/O DENNIS A REPP

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 4

ADOLFO & DONNA CARMONA

[***]

ADRIEN ELLUL

[***]

ALBERT & HIEDI GENTILE

[***]

ALYSON D SCHLOSSER

[***]

ANIL K SHARMA

[***]

ARNOLD E SPANGLER

[***]

BRIAN POTIKER REVOCABLE TRUST UAD 8/7/96

C/O HSP GROUP LLC

[***]

BRUCE P INGLIS & NANCY M INGLIS

[***]

BRYAN S SPILLE

[***]

C BARNES DARWIN II

[***]

CHARLES F BRINKLEY

[***]

CHARLES J COSTICH III

KARIN J COSTICH JT TEN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 5

CLAYTON A STRUVE

[***]

DANIEL P PETRO

[***]

DAVID E SCHWARTZ

[***]

DAVID & JENNIFER FORTI

[***]

DAVID L FRYDRYCH

[***]

DAVID SCHNEIDER

[***]

DENNIS SHASHA

[***]

DOMINICK ABEL

[***]

ERNEST W MOODY TTEE

[***]

FORTEZZA INVESTMENTS LP

MICHAEL MOROCCO

[***]

GARY M FERMAN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 6

GEORGE KALIL

[***]

GERALD A TOMSIC TRUSTEE

[***]

GILYA ALCHITS

[***]

GREGORY L STORM

[***]

HENRY HERZING REVOCABLE LIVING TRUST UAD 10/27/93

HENRY G HERZING TRUSTEE

[***]

CARLEEN TUFO

[***]

HENRY SCOVERN

LAURA PAKAROW TEN ENT

[***]

HOWARD J WORMAN

[***]

I CRAIG HENDERSON

[***]

IRWIN BLITT REVOCABLE TRUST UAD 01/28/78

IRWIN BLITT TTEE

[***]

JAMES A KLUGE

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 7

JAMES B & KAREN A GLAVIN FAMILY TRUST UAD 10/30/98

JAMES B & KAREN A GLAVIN TTEES

[***]

JAMES E LINEBERGER REVOCABLE TRUST UAD 03/29/10

JAMES E LINEBERGER TTEE

[***]

JAMES W THOMAS

[***]

JEFF KURTZ

[***]

JIM AUKSTUOLIS

[***]

JUSTIN BANNAN

[***]

JOHN HAWK

[***]

JOHN V WAGNER

[***]

JONATHAN PATRONIK

[***]

JULI-ANN CIALONE

[***]

KAZUAKI YONEMOTO

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 8

KEITH GELLES

[***]

L & CO LLC

LINEBERGER & CO., LLC

JAMES E LINEBERGER JR

[***]

LISA RUDES GRANDCHILDREN TRUST UAD 02/13/03

LISA RUDES SANDEL TTEE

[***]

MARC A COHEN

[***]

MARK RAVICH

[***]

MARK & ANALEE REUTLINGER

[***]

MARKETPLACE LOFTS LIMITED PARTNERSHIP

JEFFREY STONBERG

[***]

MICHAEL HAROLD RIEBER

[***]

MICHAEL PIERCE

[***]

MIN SUN

[***]

MONTE D ANGLIN

JANET S ANGLIN JT TEN ROS

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 9

NATHAN HALEGUA

[***]

NEIL WASSERMAN

[***]

NIGEL ALEXANDER

[***]

OSI HOLDINGS LLC

KEVIN MCCARTHY

[***]

With a copy to:

OSI HOLDINGS LLC

KEVIN MCCARTHY PRINCIPAL & DIRECTOR

[***]

OSPREY I LLC

DALE BURNS MANAGER

[***]

JOSEPH A PANELLA

[***]

PATRICK DECAVAIGNAC

NANCY J CONNOLY JT TEN

[***]

PAUL D EHRMAN

[***]

PERISCOPE PARTNERS L.P.

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 10

EDWARD BARTLETT TTEE

[***]

RAY ALAN BRUENING

[***]

REED MOSKOWITZ

[***]

REPUBLIC CONSTRUCTION CORP

RICHARD L ARNOS PRESIDENT

[***]

RICHARD STILLMAN

[***]

RICK D MACE

[***]

ROBERT BAHR

[***]

CHRISTINE RENEE MONKS

[***]

ROBERT GIESEN

[***]

ROBERT M NEWSOME

[***]

SHEPHERD 98, LLC

[***]

RONALD ARTINIAN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 11

RUDES GCT INVESTMENTS PARTNERSHIP

LISA SANDEL PARTNER

[***]

RUSSELL S DRITZ

[***]

1998 CHILDRENS TRUST UAD 01/29/98

DON WIER TTEE

[***]

SHAMUS LLC

C/O COAST ASSET MANAGEMENT

[***]

STEVEN A & KAYE L YOST TTEES

STEVEN & KAYE YOST FAMILY TRUST UAD 02/07/92

[***]

STEVEN FARBER

[***]

STEVEN K LUMINAIS

ELIZABETH K LUMINAIS

[***]

TED VANVICK

[***]

THE BAHR FAMILY LIMITED PARTNERSHIP

ROBERT L BAHR

[***]

THE DIANA & DAVID FRESHWATER LIVING TRUST UAD 01/20/94

DAVID FRESHWATER TTEE

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 12

JAMES B RAMO TTEE

[***]

THE STANFORD BARATZ REVOCABLE TRUST UAD 09/07/94

STANFORD BARATZ TTEE

[***]

THOMAS KOTYK

[***]

TIMOTHY & MONICA HANLEY

[***]

TROY TAYLOR

[***]

VICTOR F KEEN

[***]

WILLIAM F GRIECO

[***]

WILLIAM LURIE

[***]

WILLIAM M KARGMAN

[***]

WILLIAM SHEPPARD

[***]

ACNYC LLC

ANDREW CADER MANAGING MEMBER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 13

ADAM T & LUCY S DROBOT

[***]

CARL J DOMINO

[***]

DANIEL B & BETH L ERLANGER

[***]

DAVID ABRAMSON

[***]

DAVID & YVONNE COOPER

[***]

DAVID R VICTOR REVOCABLE TRUST UAD 03/29/00

[***]

DJ&J LLC

DAVID VICTOR MANAGER

[***]

GARFINKLE REVOCABLE TRUST UAD 5/15/08

MORRIS GARFINKLE TTEE

[***]

GARRY H HIGDEM

[***]

GEORGE M ZELINSKI

[***]

GREGG P OTTO AND JEANNE G OTTO

[***]

HOWARD B BRODSKY REVOCABLE TRUST OF 1988 UAD 10/24/88

HOWARD B BRODSKY TTEE

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 14

KAREN BRAINARD

[***]

KENNETH WIDELITZ

[***]

PETER D SCHIFFRIN

[***]

STEVEN A YOST

[***]

STEVEN GLASSMAN

[***]

THOMAS HUANG

[***]

JAMES B FRYFOGLE

[***]

JAMES M DIASIO

[***]

JAMES L DRITZ

[***]

JAMES W SWISTOCK

[***]

JOEL L HOCHMAN REVOCABLE TRUST UAD 12/08/94

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 15

JORDAN FAMILY LLC

PATRICIA J JORDAN CHIEF MANAGER

[***]

JOSHUA SCHEIN 2009 TRUST UAD 12/28/09

BRANDON J & JACLYN

[***]

KEN ROSENBLUM & ANN SIMONDS

[***]

BMO HARRIS BANK NA AS DIRECTED TSTEE OF THE LAPP LIBRA 401K PLAN FBO WILLIAM LAPP

MELISSA HISEK & CARMEN SCHEWEILER TRUST OFFICERS

[***]

LARRY HOPFENSPIRGER

[***]

MARC R JALBERT

[***]

MARTIN L REICH

[***]

MATTHEW T MILAR

[***]

MICHAEL COHN

PAULA COHN

[***]

MICHAEL P ROSS

[***]

OAKWOOD CAPITAL LLC

KURT CONTI MANAGING MEMBER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 16

PAUL EHRLICH CPA DEFINED BENEFIT PLAN

[***]

PAUL G ROBERTS

[***]

RICHARD FILIP

[***]

RICHARD L ROEHL

8315 TROUT DRIVE

MARSHFIELD WI 54449

RICHARD R WILLISON

[***]

ROBERT E. TRUSKOWSKI

[***]

ROBERT GRINBERG

[***]

ROBERT & MARJIE KARGMAN

[***]

ROBERT STANGER

[***]

ROLLYN P DRITZ

[***]

SCOTT ALLEN EDELBACH

MICHELLE LYNNE EDELBACH

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 17

SCOTT V DOLS

VICKI N DOLS JT TEN

[***]

SIDNEY K SWANK

KATHRYN A SWANK

[***]

SIDNEY AZEEZ TRUST FOR FAMILY OF MICHAEL AZEEZ UAD 11/30/95

MICHAEL AZEEZ TTEE

[***]

STEPHEN BENDER

[***]

STEPHEN E RIFFEE REVOCABLE TRUST UAD 10/16/06

BRENDA A & STEPHEN E RIFFEE TTEES

[***]

STEPHEN M PAYNE

7185 OLD HWY 13

CARBONDALE IL 62901

STEVEN ROTHSTEIN

[***]

THE OAKS FAMILY LLC

ROBERT KARGMAN MANAGER

[***]

THE OBERKFELL LIVING TRUST UAD 12/18/02

HAROLD F OBERKFELL TTEE

[***]

TODD A RATHE

10611 W HAWTHORNE FARMS LN

MEGUON WI 53097

WILLIAM FILON

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 18

WILLIAM HUFF

[***]

ANASTASIOS RAPTIS &HARIKLIA EFTHIMIOU

[***]

ANDREW FISHER

[***]

ANDREW L PERITO

[***]

ARNOLD T HAGLER SEPARATE PROPERTY TRUST UAD 09/17/97

ARNOLD T HAGLER TTEE

[***]

AVAVODHA INC

MARK AST PRESIDENT

[***]

BARCLAY ARMITAGE

[***]

BEN CROWN

[***]

BRUCE D & LAURA K GOETHE

[***]

CHIH-KAI CHENG

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 19

DAVE A DENT

[***]

DAVID ABRAHAM / JOANN ABRAHAM

[***]

DAVID L FRYDRYCH

[***]

DOUGLAS YOAKLEY

[***]

EDWARD V PERSHING

[***]

EVAN B AZRILANT

[***]

FENG MING

[***]

FRANKLIN D BROWN

[***]

GEORGE & KARIN ALEXA ELEFTHER

[***]

ITASCA CAPITAL PARTNERS LLC

C/O WHITE PINE CAPITAL LLC

[***]

JAMES T & BARBARA J DIETZ

[***]

JERRY WILLIAM POPE

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 20

KATANICK FAMILY LIMITED PARTNERSHIP

JANET KATANICK GENERAL PARTNER

[***]

MARC A ROTTER

[***]

MARK & TATYANA GRINBAUM

[***]

MARK ROSS

[***]

MARTIN BECKER

[***]

MITCHELL L MUTTER

[***]

RICHARD D COHEN

[***]

RICHARD I BOWLING JR

[***]

SHAMUS LLC

C/O COAST ASSET MANAGEMENT LLC

[***]

STANLEY M MARKS

[***]

STEPHEN S GLADSTONE

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 21

STEVEN J VALKO

[***]

DAVID R OLSON - STRATEGY ADVISORS PSP

[***]

THE AMERIAN FAMILY TRUST UAD 7/26/99

MARY LEE AMERIAN TTEE

[***]

THE JOSHUA AND JULIE OFMAN TRUST UAD

[***]

DAVID BENADERET

[***]

WILLIAM H HARMS

[***]

BES INVESTMENTS LLC

C/O SATZ LAW GROUP LLC

[***]

DRAGON INVESTMENT PARTNERS LTD

JAY PENSKE GENERAL PARTNER

[***]

EDWARD M COHEN / LORI COHEN

[***]

EZ COLONY PARTNERS, A DELAWARE LIMITED LIABILITY COMPANY

[***]

G & D CONNIFF LLC

GEORGE CONNIFF MANAGING MEMBER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 22

HOLGER LIEPMANN

[***]

MARSHALL S EZRALOW ROTH IRA

[***]

LEONARD H & RITA ADELSON

[***]

PETER A MORGAN

[***]

RICHARD F BRAUN

[***]

RRR & J INVESTMENTS, LLC

[***]

POZEN FAMILY 2016 TRUST (ROBERT AND ELIZABETH POZEN)

[***]

STEVEN H ORAM REVOCABLE TRUST UAD 05/17/06

STEVEN H & TERRI ORAM TTEES

[***]

TERRENCE E TROY

[***]

THE CARNAHAN TRUST

KEVIN & LAURIE CARNAHAN TTEES

[***]

THOMAS M ROGSTAD

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 23

TOM BENDER

[***]

UNITED ACQUISITION CORP

C/O JOHN A. CATSIMATIDIS, CHARIMAN AND CEO

[***]

WALTER G GANS

[***]

Series C Convertible Preferred Stock

ACB HOLDINGS

ADAM BLUM

[***]

APTORUM GROUP LIMITED

(F/K/A STRIKER ASIA OPPORTUNITIES FUND CORP.)

C/O GUARDIAN CAPITAL MANAGEMENT LIMITED

[***]

AR PROPERTIES

[***]

ARNOLD URSANER

[***]

BES INVESTMENTS LLC

[***]

BLAIROMA LLC

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 24

DAVID PYOTT LIVING TRUST

[***]

DAVID SCHWARTZ

[***]

DENICE HILL

[***]

DJ&J LLC

[***]

DONALD FISHBEIN

[***]

DYKE ROGERS

[***]

EZ MM&B HOLDINGS LLC

[***]

F3F SPA

[***]

GARFINKLE REVOCABLE TRUST UAD 5/15/08, MORRIS GARFINKLE & STEPHANIE GARFINKLE TTEES

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 25

GARY FERMAN

[***]

GH HEALTHLINK CAPITAL

[***]

HENRY MORRIS ZACHS

[***]

INSYS THERAPEUTICS, INC.

[***]

INTERWEST PARTNERS IX, LP

[***]

IRREVOCABLE ALOHA TRUST

MARIANNE SCHMITT HELLAUER TRUSTEE

[***]

IRWIN BLITT REVOCABLE TRUST

[***]

JAMES AND ARLENE PAYNE

[***]

JAMES CAMPBELL REGINA ANDERSON

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 26

JEFFREY B. KINDLER

[***]

JIM AUKSTUOLIS

[***]

JONATHAN PERELMAN

[***]

KF BUSINESS VENTURES

[***]

LAWRENCE D STERN ANNUITY TRUST

[***]

LAWRENCE M BLATT TRUST

[***]

LISA RUDES GRANDCHILDREN TRUST

[***]

MAHYAR EIDGAH

[***]

MAI 2 LLC

[***]

MARC COHEN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 27

MARK RUBIN

[***]

MARKETPLACE LOFTS LP

[***]

MATTHEW ORLANDO

[***]

MICHAEL T. DAN

[***]

DENISE HILL

[***]

PETER FRIEDLAND

[***]

POZEN FAMILY 2016 TRUST (ROBERT AND ELIZABETH POZEN)

[***]

RICK MACE

[***]

RIVER CHARITABLE REMAINDER TRUST

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 28

RM KARGMAN LIFE INSURANCE TRUST

EDWARD BARTLETT

[***]

ROBERT AND MARJIE KARGMAN

[***]

ROBERT GREEN TRUST

[***]

ROBERT K. GREEN TOD

[***]

ROBERT GRINBERG

[***]

ROBERT JAMES BRICKLEY

[***]

ROGER LASH REVOCABLE LIVING TRUST

[***]

RUDES GCT INVESTMENT PTN.

[***]

SHANGHAI HEALTHCARE INDUSTRY

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 29

SOL BARER

[***]

STEPHEN MERINGOFF

[***]

STEVEN GLASSMAN

[***]

THE DIANA & DAVID FRESHWATER LIVING TRUST UAD 01/20/94

[***]

THE JONATHAN G. DAVIS TRUST U/A/D

[***]

THE NOTAS FAMILY TRUST UAD 8/13/97

[***]

THOMAS KEMPNER

[***]

TRANSPAC INVESTMENTS LIMITED

[***]

ADELINE F. KEMPNER

[***]

JAMES L. KEMPNER

[***]

THOMAS L. KEMPNER, JR.

DAVIDSONKEMPNER CAPITAL MANAGEMENT LP

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 30

WILLIAM KARGMAN REVOCABLE TRUST

[***]

WILLIAM STRAWBRIDGE

[***]

SIDNEY AZEEZ TRUST FOR THE FAMILY OF MICHAEL AZEEZ UAD 11/30/95 MICHAEL AZEEZ TTE

[***]

ROBERT FROME

[***]

JDA PARTNERS LP

[***]

KALA IINTERNATIONAL INVESTMENT CO LTD

[***]

GARY KATZMAN

[***]

ROCKLEDGE ASSOCIATES LLC

RICHARD A. BERNSTEIN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 31

DAVID E. SCHWARTZ

[***]

ZHAOXIA YANG

[***]

HARRY KARGMAN

[***]

JOHN WAGNER

[***]

Series D Convertible Preferred Stock

NEW ENTERPRISE ASSOCIATES 16, L.P.

[***]

NEA VENTURES 2017, LIMITED PARTNERSHIP

[***]

LAV BIOSCIENCES FUND V, L.P.

[***]

QUAN VENTURE FUND I, L.P.

[***]

MERIDIAN SMALL CAP GROWTH FUND

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 32

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

[***]

TONY YAO

[***]

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, LP

[***]

ARROWMARK LIFE SCIENCE FUND, LP

[***]

LOOKFAR INVESTMENTS, LLC

[***]

CF ASCENT LLC

[***]

THB IRON ROSE LLC

[***]

CLOUGH HEALTHCARE MASTER FUND, L.P.

C/O DANIEL GILLIS

[***]

CLOUGH GLOBAL EQUITY FUND

C/O DANIEL GILLIS

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 33

CLOUGH GLOBAL OPPORTUNITIES FUND

C/O DANIEL GILLIS

[***]

INTERWEST PARTNERS IX, LP

[***]

EFUNG RUIBO LIMITED

[***]

LEERINK HOLDINGS LLC

C/O LEERINK PARTNERS LLC

[***]

LEERINK SWANN CO-INVESTMENT FUND, LLC

C/O LEERINK PARTNERS LLC

[***]

GRAHAM BURTON

[***]

E.L. II PROPERTIES TRUST DATED JULY 1, 1983 AS AMENDED

[***]

DYKE ROGERS

[***]

MARGIE B. KARGMAN AND ROBERT M. KARGMAN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 34

POZEN FAMILY 2016 TRUST

DAVID POZEN AND JOANNA POZEN, TRUSTEES

[***]

KALA INTERNATIONAL INVESTMENT CO. LTD

KEYUAN SOUTH ROAD NO. 88

[***]

TRUST LAWRENCE D. STERN 2010 QUALIFIED ANNUITY TRUST

[***]

HG PHANSTIEL LP

[***]

JAMES N. CAMPBELL 2012 DYNASTY TRUST, REGINA H. ANDERSON & LOUIS F. FRIEDMAN, TRUSTEES

C/O DR. JAMES N. CAMPBELL

[***]

JEFFREY B. KINDLER

[***]

DR. RANDALL M. STEVENS

[***]

SOL J. BARER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 35

BARER & SON CAPITAL, LLC

[***]

AAR ASSOCIATES, L.P.

C/O RALPH FINERMAN

[***]

BOOKNET LLC

C/O DOUG KARP

[***]

BRADLEY RESOURCES CO LLC

C/O GEORGE HOLBROOK

[***]

BRANDON JONES

[***]

CHARLES J. MAGOLSKE

[***]

EDGAR D. JANNOTTA, JR. EXEMPT FAMILY TRUST

C/O NED JANNOTTA

[***]

FAITH FAMILY HOLDINGS, LP

C/O ROBERT FAITH

[***]

FRANKLIN M. BERGER

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 36

JAMES MOONIER

[***]

JEFF ROBERTS

[***]

KLAUS KRETSCHMER

[***]

LAGOM LLC

C/O RAY NIMROD

[***]

MARK COLEMAN

[***]

MICHAEL J. GAHAN

[***]

MICHAEL MULLINS

[***]

MONTAUK, LLC

C/O BILL LAVERACK

[***]

NEAL POLAN

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 37

NORTHLEA PARTNERS

C/O JOHN ABELES

[***]

PHILIP T. RUEGGER

1 FORDS LANE

RYE, NY 10580

RALPH FINERMAN

[***]

RICHARD A. SMITH

[***]

ROBERT C. JAMO

[***]

ROBERT MASTERS

[***]

SEYMOUR H. BLOCK DEFINED BENEFIT PLAN

[***]

STARLIGHT INVESTMENT HOLDINGS LIMITED

[***]

STEPHEN D’ANTONIO

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 38

STEPHEN R. MUT

[***]

STEVEN J. WICE

[***]

TIMOTHY HOGUE

[***]

TREVOR FETTER

[***]

TRUST FOR DESCENDANTS OF CHARLES & ELIZABETH KONTULIS UAD 1/27/10

C/O CHUCK KONTULIS

[***]

CYNTHIA FINERMAN LIVING TRUST

C/O RALPH FINERMAN

[***]

JEFFREY E. GOLDMAN

[***]

REHOBOTH HUNDRED LLC

C/O JOSEPH RUGGIERO, SR.

[***]

STEPHEN R. QUAZZO TRUST DATED 11/9/95

C/O STEPHEN R. QUAZZO

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 39

ARNOLD URSANER

[***]

SHAWN TOMASELLO

[***]

6 DIMENSIONS CAPITAL, L.P.

[***]

6 DIMENSIONS AFFILIATES FUND, L.P.

[***]

Schedule I to Stockholders’ Agreement

Sch. I – 40